UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           5 STARLIVING ONLINE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                            5 Starliving Online, Inc.
             (Exact name of registrant as specified in its Charter)


                            Common Stock no par value
                                 (Title of Class
                                 of Securities)


                      (CUSIP Number of Class of Securities)
                                   3383 12 101

        Delaware                     0-26875                    33-0814123
(State of Incorporation)      (Commission file number)        (IRS Employer
                                                          Identification Number)



                                 Charles Clayton
                         12 S. Sixth Street, Suite 1008,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
            (Name, address and telephone number of person authorized
   to receive notice and communications of behalf on person filing statement)

ITEM 1. DATE, TIME AND PLACE INFORMATION

         The special meeting of shareholders of 5 Starliving Online, Inc. will be held at the offices of Viral Genetics, Inc., 905 Mission Street, South Pasadena, California, on the 22nd day of June, 2001, at 10:00 a.m..

         This Proxy Statement and form of proxy will be mailed to the shareholders of 5 Starliving Online, Inc. on June 11, 2001.


ITEM 2. REVOCABILITY OF PROXY

         The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

         All holders of outstanding shares of common stock of the company have the right under Delaware Statutes to dissent from the merger and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Delaware Statutes.

         A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

         A shareholder that desires to dissent must give written notice to 5 Starliving Online, Inc., 8717 16th Avenue West, Seattle, Washington 98116.


ITEM 4. PERSONS MAKING THE SOLICITATION

         The solicitation is made by the registrant. There is no director that intends to oppose any action.

ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Paul Hayward, President of the Company, is the holder of 1,000,000 shares of common stock of the Company, and, after the merger, will be a member of the Board of Directors and Treasurer.


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There are presently 8,035,693 shares of the company's common shares outstanding. The following table sets forth the information as to the ownership of each person who, as of this date owns of record, or is known by the company to own beneficially, more than five per cent of the company's common stock, and the officers and directors of the company.



                               Shares of         Percent of
Name                        Common Stock         ownership
------------------------------------------------------------

Paul Hayward                   1,000,000         13%

Upshaw Investment, Inc.          375,000          5%

Chantal Gibson                   380,000          5%

Eileen Hayward                   390,000          5%

Dilshand Maherali                375,000          5%

Mola Investments Ltd             390,000          5%

Quadra Investments, Ltd.         385,000          5%

Nazir Maherali                 3,750,000         47%

Directors and Officers
as a group                     1,000,000         13%


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

         The officers and directors of the company are:

Name                           Position
----                           --------

Paul Hayward                   President, Secretary, Director


         Paul Hayward, Mr. Hayward is the President, Secretary and a Director of the Company. From 1994 to 1997 he was investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been involved with this Company on a full time basis.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                  CAPACITY         CASH COMPENSATION
----                  --------         -----------------

None


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

         The principal accountant is Willams & Webster, P.S.

         The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.


ITEM 10. COMPENSATION PLANS

         The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

         None


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

         The Board of Directors has entered into an agreement with Viral Genetics, Inc., a California Corporation and its shareholders for a merger. A copy of the agreement is attached to this Proxy Statement as Appendix A. Under the terms of the agreement 51% of the issued and outstanding shares of Viral Genetics, Inc. will be transferred to the Company in exchange for 18,750,580 common shares of 5 Starliving Online, Inc..

In addition there is an option agreement where 5 Starliving Online, Inc. may acquire the remaining 49% of the issued and outstanding shares of Viral Genetics, Inc. The holder of a Viral Genetics, Inc. share may tender his share at any time up to one year for 0.2993197 shares of 5 Starliving Online shares. 5 Starliving Online, Inc. may exercise its option to convert shares of Viral Genetics, Inc. at any time after the price of the stock of 5 Starliving Online, Inc. is $5.00 or more for 30 calendar days, at the rate of 1 share of Viral Genetics, Inc. for 0.2993197 shares of 5 Starliving Online, Inc.


ITEM 13. FINANCIAL AND OTHER INFORMATION

         None


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, AND SIMILAR MATTERS

                            5 Starliving Online, Inc

         5 Star Living Online, Inc. was first incorporated in the State of Delaware as Hitech investment, Inc. on June 8, 1998. The name was changed to the present name by amendment on April 22, 1999.

         5 Star living Online, Inc. owns and operates a web site on the Internet, the address is 5 starliving.com. The web site is designed to meet the unique needs and tastes of the international affluent consumer. The intent of the Company is to have an international presence and not be confined to North America for its clientele.

         The web site has three categories: Showcase, Auctions and The Art of Living.

         Showcase lists goods, items and services on offer. These would typically be unique "one of a kind" automobiles, luxury real estate, exclusive watercraft, planes, fine art, deluxe goods for personal consumption, jewelry and watches, specialty items and services. The client wishing to sell such an item transmits images and a description to the Company. The technical and advertising staff polish up the image and the verbiage and post the material in the appropriate section of the web site, once client approval is received. The browser on the web site, if interested in the item, clicks More Information and will fill out a short e mail request. This request is passed on by the Company to the listing client who can then be in direct contact with the interested party. Preliminary anonymity can be retained. The Company will have completed the introduction.

         Auction display articles being offered at auction and what reserve prices, if any, are in place. The More Information feature will give the a prospective bidder the ability to receive more in depth information and details of the item being offered. The mechanics and verification of funds aspects of this facility are contracted out by the Company.

         The Art of Living is an information component where news and articles on various aspects of the international affluent lifestyle are featured. Reviews of hotels, resorts, consumer items, fashion shows and like material are published for general consumption and comment. This portion affords advertisers who wish to be considered by the wealthy consumer an opportunity to strategically advertise their wares to a qualified audience.

         The Company has devoted all of its efforts to establish its web site as a profitable business. However, the timing was not good because just as the Company launched its web site most internet businesses have languished, and the internet, e-commerce and dot-com business have suffered, not allowing the Company's website to generate revenue.


                              Viral Genetics, Inc.

         Viral Genetics, Inc.. is a California corporation, incorporated in 1996. It has its office at 905 Mission Street, South Pasadena, California.

         Viral Genetics, Inc. was founded in 1996 to discover, develop, and commercialize novel therapeutic and diagnostic systems for the treatment of viral diseases. Viral Genetics' core technology revolves around a biologically active linear protein, Thymus Nuclear Protein (TNP), first discovered by Dr. Harry Zhabilov MD, Ph.D. A native Bulgarian, Dr. Zhabilov now resides in the United States, and he has had extensive research experience in the immunotherapy of cancer and HIV/AIDS infections. Between 1971 and 1992, Dr. Zhabilov was head of the Autoimmune Disease Research Laboratory at the Medical Academy of Sofia, Bulgaria. It was through Dr. Zhabilov's early work with autoimmune modulation in the treatment of various cancers that the concept of the Thymus Nuclear Protein
(TNP) product was born.

         To date, Viral Genetics' main focus has been the development of a treatment to stop the progression of the Human Immunodeficiency Virus (HIV), which is the causative agent in AIDS. Based on Thymus Nuclear Protein's proposed mechanism of action and the results of preliminary human clinical testing, the Company believes TNP may also be useful as a vaccine for HIV and as a treatment for active Herpes Simplex infections (genital herpes).

         Viral Genetics' Inc. has conducted three offshore human clinical trials, two in Mexico and one in Bulgaria. All three trials were conducted in HIV infected and fulminant AIDS patients. The most recent human clinical trial was completed in ten (10) HIV infected and fulminant AIDS patients who had developed resistance to Multi Drug Cocktail Therapies.

         The study objective of the Mexican clinical trial was to demonstrate the clinical safety and antiviral efficacy of Thymus Nuclear Protein (TNP) in treating HIV-1 and AIDS patients.

         The first Mexican human clinical trial consisted of 18 patients, administered TNP at 0.05 mg per kg body weight, biweekly for a total of 8 weeks. This study was conducted in a single masked fashion with the study patients aware of their respective treatment received, however, the independent laboratory that generated the quantitative laboratory results was masked and was unaware of the patient treatment codes.

         The treatment group was given a series of tests before and after the Thymus Nuclear Protein was administered. These tests were designed to quantitate the progression of the amount of HIV/AIDS infection in each patient at any given period of time.

         After completion of treatment, these patients were followed for 18 months. Overall, these human subjects demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 18 months post treatment.

         In the second study, twenty of thirty study subjects were each injected intramuscularly (IM) with 1.0 ml of Thymus Nuclear Protein solution with the remaining ten given standard Multi-Drug Antiviral Cocktails. Each subject in the first group received an injection containing 2 mg/ ml of Thymus Nuclear Protein. These subjects received two injections per week, on two consecutive days for a period of eight weeks for a total of sixteen intra-muscular injections. Systemic Variables that were measured included a complete blood count (CBC), standard Chem 7, liver panel, and serum amylase. Furthermore, blood analysis of T-lymphocyte CD3, CD4, CD8, were followed. Quantitative antibodies against HIV-1 by ELISA, levels of P24 core antigen, quantitative HIV-1 RNA levels in plasma by PCR, quantitative HIV-1 infectious units of virus in peripheral blood mononuclear cells (PBMCs) and quantitative HIV-1 infectious units of virus in blood plasma were also evaluated.

            Overall, those subjects treated with TNP demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 9 months post treatment. The patients who received standard anti-retroviral therapy experienced the usual adverse effects associated with these treatments.

         Two of the ten (2/10) patients in the anti-retroviral group (not treated with TNP) developed intolerance to the medications, and within six months of study initiation, these two patients expired.

         For the TNP treatment patients, there were only transient superficial side effects during the treatment period, which completely disappeared upon the completion of the dosing phase of the study.

         The third test began on September 8, 1999 when Viral Genetics' started a human safety and efficacy clinical trial at the IMSS hospital in Monterrey, Mexico. In this trial, the physician was unmasked, but the testing laboratory was masked. The Mexican Ministry of Health approved this trial and the study was carried out in accordance with Good Clinical Practices and was subject to Institutional Review Board Approvals. The patients were entered into this study only after they had clearly understood, and signed individual Informed Consent Forms and Bill of Rights Forms. In addition, patients qualified to participate in this study after completing the Inclusion/ Exclusion Criteria of the study protocol.

         Pretreatment and post-treatment evaluations in all patients included patient history and physical examination, blood chemistries comprising a complete blood count (CBC), standard Chem 7. Furthermore, blood analysis of T-lymphocyte CD3, CD4, and CD8 was followed. Quantitative levels of P24 core antigen, quantitative HIV-1 RNA levels in plasma by PCR and quantitative HIV-1 infectious units of virus in peripheral blood mononuclear cells (PBMCs) were also evaluated.

         Ten (10) HIV infected and fulminant AIDS and HIV patients who had developed resistance to Multi Drug Cocktail Therapies were each injected intramuscularly (IM) with 1.0 ml of Thymus Nuclear Protein solution. The subjects received two injections per week, on two consecutive days for a period of eight weeks for a total of sixteen intra-muscular administered TNP injections at 0.10 mg per kg. body weight.

         Overall, these ten fulminant AIDS and HIV patients who were experiencing severe weight loss before treatment, started to gain weight upon treatment with TNP, and demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 12 months post treatment.

         For the TNP treatment patients, there were only transient superficial side effects during the treatment period, which completely disappeared upon the completion of the dosing phase of the study.

         Existing treatments, which must be adhered to on a daily basis, cost from $5,000 to $20,000 per year per patient. These multiple drug regimens require the infected patient to take more than ten tablets per day and often raise questions of the patient's compliance, and further are often accompanied by significant and debilitating gastro-intestinal and neurological side effects. Viral Genetics hopes to price the TNP treatment per patient's eight week course at less than the cost of the recurring Multi-Drug Cocktail Therapies. Once the eight week course of treatment is completed, preliminary clinical results show that no further treatment is necessary.

         Unlike existing treatments that must be taken on a daily basis, TNP demonstrates lasting efficacy 18 months after an eight week treatment period. Because the TNP is dosed for only eight weeks at a relatively low cost, the treatment should be viewed favorably by major governmental and private health care providers because of its apparent cost effectiveness.


                                 CHANGE OF NAME

         The Company intends to change the name of the corporation to Viral Genetics, Inc.


                      OFFICERS AND DIRECTORS OF THE COMPANY

         The following information sets forth information as to the persons who will be Officers and Directors of Viral Genetics, Inc. after the merger and name change.

Name                         Age        Position
----                         ---        --------

Haig Keledjian               49         Chairman, President, Director

Dr. Hampar Karageozian       61         CEO, Director

Dr. Harry Zhabilov           62         Director

Arthur Keledjian             35         Director

Paul Hayward                 53         Treasurer, Director

         Haig Keledjian, Chairman and Director. Mr. Keledjian is an attorney, he has been in private practice since 1993, with emphasis in federal and state taxes.

         Dr. Hampar Karageozian, Director. Dr. Karageozian has a Bachelor of Science and Masters of Science from the American University of Beirut, a Masters of Science from Massachusetts Institute of Technology, and a MBA from the University of California, Irvine. He has been with ISTA Pharmaceuticals, Inc. as Senior Vice President of Discovery Research since 1994. He is also a Bulgarian MD.

         Dr. Harry Zhabilov, Director. Dr. Zhabilov holds a Doctor of Science, Ph. D, and M.D. degrees from Sofia University in Bulgaria. He has been employed by Viral Genetics, Inc. since 1995.

         Arthur Keledjian, Director. Mr. Keledjian has a degree of Bachelor of Science in Business Administration from California State University in Los Angeles, and has been employed by Farmers Insurance Group since 1988, and is presently District Manager.

         Paul Hayward, Treasurer and a Director. Mr. Hayward was employed from 1994 to 1997 as investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been President, Secretary and Director of 5 Starliving Online, Inc.


                        SECURITY OWNERSHIP OF THE COMPANY

         The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the new company:

Name of Beneficial Owner      Number of Shares      % of Ownership
------------------------      ----------------      --------------

Haig Keledjian (1)                 937,529                4%

Hampar Karageozian               3,750,116               14%

Dr. Alberto Osio                 1,368,792                5%

All officers and
Directors as a group             4,687,645               18%

(1) Haig Keledjian is the trustee for 10,312,819 shares in a variety of trusts. Of those shares 3,750,116 are for the benefit of his children, 1,406,295 shares are for the benefit of his family, 3,750,116 shares are for the benefit of the children of Harry Zhabilov, and the remaining 1,406,293 shares are for the benefit of other unrelated parties.


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              As stated under GAAP

         The following is the unaudited pro forma condensed balance sheet, as of February 28, 2001 for both 5 Starliving Online, Inc. and Viral Genetics, Inc., showing the condensed balance sheet items, and the total for both combined, under generally accepted accounting principles.

                                             Historical              Pro forma
                                             ----------              ---------
                                    5 Starliving   Viral Genetics
                                    ------------   --------------

Assets
  Current assets                    $     3,267      $   506,073    $   509,340
  Fixed assets                      $     4,260      $   188,801    $   193,061
  Other Assets                      $        --      $ 5,206,051    $ 5,206,051

                                    $     7,527      $ 5,900,925    $ 5,908,452
                                    -----------      -----------    -----------

Liabilities and Stockholders Equity
  Liabilities                       $   229,985      $ 8,422,150    $ 8,652,135
  Stockholders Equity               $  (239,346)     $(2,521,224)   $(2,760,570)
                                    -----------      -----------    -----------


             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                              As stated under GAAP

         The following is the unaudited pro forma condensed income statement, as of February 28, 2001 for both 5 Starliving Online, Inc. and Viral Genetics, Inc., showing the condensed income statement items, and the total for both combined, under generally accepted accounting principles.

                                 Historical                 Pro forma
                                 ----------                 ---------
                        5 Starliving   Viral Genetics
                        ------------   --------------

Total Revenues          $                $        --       $        --
Expenses                $    37,320      $    52,831       $    90,151

Income (Loss)           $    (7,320)     $   (52,831)      $   (60,151)
Per Share               $       nil      $       nil       $       nil


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

         Not Applicable


ITEM 16. RESTATEMENT OF ACCOUNTS

         Not Applicable


ITEM 17. ACTION WITH RESPECT TO REPORTS

         Not Applicable

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

         Not Applicable


ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         After the special meeting of shareholders the registrant will file an amendment to its Articles of Incorporation with the Secretary of State of Delaware to change the name to Viral Genetics, Inc.


ITEM 20. OTHER PROPOSED ACTION

         Not Applicable


ITEM 21. VOTING PROCEDURES

         The Board of Directors has fixed the close of business on June 1, 2001 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 8,035,693 shares outstanding and entitled to vote held by approximately 37 shareholders.

         Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to ratify the merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on May 30, 2001.


                                        5 Starliving Online, Inc.


                                        /s/ Paul Hayward

                            5 STARLIVING ONLINE, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 22, 2001

Dear Fellow Shareholder:

         The special meeting of shareholders of 5 Starliving Online, Inc., will be held at the offices of Viral Genetics, Inc., 905 Mission Street, South Pasadena, California, on the 22nd day of June, 2001, at 10:00 a.m. to consider and act upon the following matters:

         Vote on the merger with Viral Genetics, Inc..

         Change the name to Viral Genetics, Inc..

         The foregoing matters are more fully described in the accompanying proxy statement which is made a part of this notice.

         All shareholders of record at the close of business on June 1, 2001, will be entitled to vote at the meeting.


BY THE BOARD OF DIRECTORS,


The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.

                            5 STARLIVING ONLINE, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Special Meeting of Shareholders

                                  June 22, 2001



         The undersigned, having received the Notice of Special Meeting of Shareholders and Proxy Statement of 5 Starliving Online, Inc., dated June 11, 2001, hereby constitute and appoint Paul Hayward with full power of substitution, as attorney and proxy of the undersigned, to attend the special meeting of shareholders of 5 Starliving Online, Inc., at the offices of Viral Genetics, Inc., 905 Mission Street, South Pasadena, California, on the 22nd day of June, 2001, at 10:00 a.m., or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in 5 Starliving Online, Inc., which the undersigned would be entitled to vote if personally present, as follows:


         Approve the merger with Viral Genetics, Inc.

                                               ______YES  ______NO

         Change the name to Viral Genetics, Inc.

                                               ______YES  ______NO


         This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to 5 Starliving Online, Inc., it will be voted in favor thereof.


Dated: ___________________, 2001.




                                    -----------------------------------
                                    (Printed Shareholders Name)


                                    -----------------------------------
                                    (Shareholders Signature)

                                    -----------------------------------
                                    (Print Joint Shareholders Name,
                                    if any)


                                    -----------------------------------
                                    (Joint Shareholders Signature)



IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.

                            5 STARLIVING ONLINE, INC.


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 22, 2001


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS



         This proxy statement is furnished to holders of the common stock of 5 Starliving Online, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held on the 22nd day of June, 2001, and at all adjournments thereof, for the purpose of voting on the merger with Viral Genetics, Inc. and the change of name to Viral Genetics, Inc.

         Holders of outstanding stock of record at the close of business on June 1, 2001, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of May 15, 2001, consists of 8,035,693 shares.

         This Proxy Statement and form of proxy are being mailed to the shareholders of 5 Starliving Online, Inc. on or about June 11, 2001.


               PRINCIPAL SHAREHOLDERS OF 5 STARLIVING ONLINE, INC.

         The company knows of no person who was the beneficial owner of more than 5% of the company's voting securities, and all of these securities were held for more than the past two years, except as follows:

Name of Beneficial Owner          Number of Shares         % of Ownership
------------------------          ----------------         --------------

Paul Hayward                      1,000,000                13%

Upshaw Investment, Inc.             375,000                 5%

Chantal Gibson                      380,000                 5%

Eileen Hayward                      390,000                 5%

Dilshand Maherali                   375,000                 5%

Mola Investments Ltd                390,000                 5%

Quadra Investments, Ltd.            385,000                 5%

Nazir Maherali                    3,750,000                47%

Directors and Officers            1,000,000                13%
as a group


               OFFICERS AND DIRECTORS OF 5 STARLIVING ONLINE, INC.

         The officers and directors of 5 Starliving Online, Inc. are as follows. There was no audit, compensation, nominating or any other committee of the Board of Directors.

Name                        Age          Position
----                        ---          --------

Paul Hayward                53           President, Secretary, Director


         Paul Hayward, Mr. Hayward is the President, Secretary and a Director of the Company. From 1994 to 1997 he was investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been involved with this Company on a full time basis.


               EXECUTIVE COMPENSATION OF 5 STARLIVING ONLINE, INC.

         There were no officers or directors that received compensation in excess of $60,000 or more during the last year. There is no bonus, profit sharing, pension, retirement or any other compensation plan for any officer or director of the company.


                          FUTURE STOCKHOLDER PROPOSALS

         The next annual meeting of the stockholders of the company is expected to be held in June, 2002. If any stockholder intends to present a proposal at the 2002 meeting and wishes the proposal to be included in the proxy material the holder must submit the proposal to the company, in writing by April 15, 2002.

                   VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

         The Board of Directors has fixed the close of business on June 1, 2001 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 8,035,693 shares outstanding and entitled to vote held by approximately 32 shareholders.

         Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to hold the meeting.


                        RIGHTS OF DISSENTING SHAREHOLDERS

         All holders of outstanding shares of common stock of the company have the right under Delaware Statutes to dissent from the Exchange and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Delaware Statutes.

         A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

         A shareholder that desires to dissent must give written notice to 5 Starliving Online, Inc., 8717 16th Avenue West, Seattle, Washington 98116.


                        MERGER WITH VIRAL GENETICS, INC.

         The Board of Directors has entered into an agreement with Viral Genetics, Inc., a California Corporation and its shareholders for a merger. A copy of the agreement is attached to this Proxy Statement as Appendix A. Under the terms of the agreement 51% of the issued and outstanding shares of Viral Genetics, Inc. will be transferred to the Company in exchange for 18,750,580 common shares of 5 Starliving Online, Inc.. In addition there is an option agreement where 5 Starliving Online, Inc. may acquire the remaining 49% of the issued and outstanding shares of Viral Genetics, Inc. The holder of a Viral Genetics, Inc. share may tender his share at any time up to one year for 0.2993197 shares of 5 Starliving Online shares. 5 Starliving Online, Inc. may exercise its option to convert shares of Viral Genetics, Inc. at any time after the price of the stock of 5 Starliving Online, Inc. is $5.00 or more for 30 calendar days, at the rate of 1 share of Viral Genetics, Inc. for
0.2993197 shares of 5 Starliving Online, Inc.


                            5 Starliving Online, Inc

         5 Star Living Online, Inc. was first incorporated in the State of Delaware as Hitech investment, Inc. on June 8, 1998. The name was changed to the present name by amendment on April 22, 1999.

         5 Star living Online, Inc. owns and operates a web site on the Internet, the address is 5 starliving.com. The web site is designed to meet the unique needs and tastes of the international affluent consumer. The intent of the Company is to have an international presence and not be confined to North America for its clientele.

         The web site has three categories: Showcase, Auctions and The Art of Living.

         Showcase lists goods, items and services on offer. These would typically be unique "one of a kind" automobiles, luxury real estate, exclusive watercraft, planes, fine art, deluxe goods for personal consumption, jewelry and watches, specialty items and services. The client wishing to sell such an item transmits images and a description to the Company. The technical and advertising staff polish up the image and the verbiage and post the material in the appropriate section of the web site, once client approval is received. The browser on the web site, if interested in the item, clicks More Information and will fill out a short e mail request. This request is passed on by the Company to the listing client who can then be in direct contact with the interested party. Preliminary anonymity can be retained. The Company will have completed the introduction.

         Auction display articles being offered at auction and what reserve prices, if any, are in place. The More Information feature will give the a prospective bidder the ability to receive more in depth information and details of the item being offered. The mechanics and verification of funds aspects of this facility are contracted out by the Company.

         The Art of Living is an information component where news and articles on various aspects of the international affluent lifestyle are featured. Reviews of hotels, resorts, consumer items, fashion shows and like material are published for general consumption and comment. This portion affords advertisers who wish to be considered by the wealthy consumer an opportunity to strategically advertise their wares to a qualified audience.

         The Company has devoted all of its efforts to establish its web site as a profitable business. However, the timing was not good because just as the Company launched its web site most internet businesses have languished, and the internet, e-commerce and dot-com business have suffered, not allowing the Company's website to generate revenue.


                              Viral Genetics, Inc.

         Viral Genetics, Inc.. is a California corporation, incorporated in 1996. It has its office at 905 Mission Street, South Pasadena, California.

         Viral Genetics, Inc. was founded in 1996 to discover, develop, and commercialize novel therapeutic and diagnostic systems for the treatment of viral diseases. Viral Genetics' core technology revolves around a biologically active linear protein, Thymus Nuclear Protein (TNP), first discovered by Dr. Harry Zhabilov MD, Ph.D. A native Bulgarian, Dr. Zhabilov now resides in the United States, and he has had extensive research experience in the immunotherapy of cancer and HIV/AIDS infections. Between 1971 and 1992, Dr. Zhabilov was head of the Autoimmune Disease Research Laboratory at the Medical Academy of Sofia, Bulgaria. It was through Dr. Zhabilov's early work with autoimmune modulation in the treatment of various cancers that the concept of the Thymus Nuclear Protein
(TNP) product was born.

         To date, Viral Genetics' main focus has been the development of a treatment to stop the progression of the Human Immunodeficiency Virus (HIV), which is the causative agent in AIDS. Based on Thymus Nuclear Protein's proposed mechanism of action and the results of preliminary human clinical testing, the Company believes TNP may also be useful as a vaccine for HIV and as a treatment for active Herpes Simplex infections (genital herpes).

         Viral Genetics' Inc. has conducted three offshore human clinical trials, two in Mexico and one in Bulgaria. All three trials were conducted in HIV infected and fulminant AIDS patients. The most recent human clinical trial was completed in ten (10) HIV infected and fulminant AIDS patients who had developed resistance to Multi Drug Cocktail Therapies.

         The study objective of the Mexican clinical trial was to demonstrate the clinical safety and antiviral efficacy of Thymus Nuclear Protein (TNP) in treating HIV-1 and AIDS patients.

         The first Mexican human clinical trial consisted of 18 patients, administered TNP at 0.05 mg per kg body weight, biweekly for a total of 8 weeks. This study was conducted in a single masked fashion with the study patients aware of their respective treatment received, however, the independent laboratory that generated the quantitative laboratory results was masked and was unaware of the patient treatment codes.

         The treatment group was given a series of tests before and after the Thymus Nuclear Protein was administered. These tests were designed to quantitate the progression of the amount of HIV/AIDS infection in each patient at any given period of time.

         After completion of treatment, these patients were followed for 18 months. Overall, these human subjects demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 18 months post treatment.

         In the second study, twenty of thirty study subjects were each injected intramuscularly (IM) with 1.0 ml of Thymus Nuclear Protein solution with the remaining ten given standard Multi-Drug Antiviral Cocktails. Each subject in the first group received an injection containing 2 mg/ ml of Thymus Nuclear Protein. These subjects received two injections per week, on two consecutive days for a period of eight weeks for a total of sixteen intra-muscular injections. Systemic Variables that were measured included a complete blood count (CBC), standard Chem 7, liver panel, and serum amylase. Furthermore, blood analysis of T-lymphocyte CD3, CD4, CD8, were followed. Quantitative antibodies against HIV-1 by ELISA, levels of P24 core antigen, quantitative HIV-1 RNA levels in plasma by PCR, quantitative HIV-1 infectious units of virus in peripheral blood mononuclear cells (PBMCs) and quantitative HIV-1 infectious units of virus in blood plasma were also evaluated.

         Overall, those subjects treated with TNP demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 9 months post treatment. The patients who received standard anti-retroviral therapy experienced the usual adverse effects associated with these treatments.

         Two of the ten (2/10) patients in the anti-retroviral group (not treated with TNP) developed intolerance to the medications, and within six months of study initiation, these two patients expired.

         For the TNP treatment patients, there were only transient superficial side effects during the treatment period, which completely disappeared upon the completion of the dosing phase of the study.

         The third test began on September 8, 1999 when Viral Genetics' started a human safety and efficacy clinical trial at the IMSS hospital in Monterrey, Mexico. In this trial, the physician was unmasked, but the testing laboratory was masked. The Mexican Ministry of Health approved this trial and the study was carried out in accordance with Good Clinical Practices and was subject to Institutional Review Board Approvals. The patients were entered into this study only after they had clearly understood, and signed individual Informed Consent Forms and Bill of Rights Forms. In addition, patients qualified to participate in this study after completing the Inclusion/ Exclusion Criteria of the study protocol.

         Pretreatment and post-treatment evaluations in all patients included patient history and physical examination, blood chemistries comprising a complete blood count (CBC), standard Chem 7. Furthermore, blood analysis of T-lymphocyte CD3, CD4, and CD8 was followed. Quantitative levels of P24 core antigen, quantitative HIV-1 RNA levels in plasma by PCR and quantitative HIV-1 infectious units of virus in peripheral blood mononuclear cells (PBMCs) were also evaluated.

         Ten (10) HIV infected and fulminant AIDS and HIV patients who had developed resistance to Multi Drug Cocktail Therapies were each injected intramuscularly (IM) with 1.0 ml of Thymus Nuclear Protein solution. The subjects received two injections per week, on two consecutive days for a period of eight weeks for a total of sixteen intra-muscular administered TNP injections at 0.10 mg per kg. body weight.

         Overall, these ten fulminant AIDS and HIV patients who were experiencing severe weight loss before treatment, started to gain weight upon treatment with TNP, and demonstrated no significant adverse effects by physical exam, subjective complaints, routine blood chemistries, or by immunologic or virologic markers at up to 12 months post treatment.

         For the TNP treatment patients, there were only transient superficial side effects during the treatment period, which completely disappeared upon the completion of the dosing phase of the study.

         Existing treatments, which must be adhered to on a daily basis, cost from $5,000 to $20,000 per year per patient. These multiple drug regimens require the infected patient to take more than ten tablets per day and often raise questions of the patient's compliance, and further are often accompanied by significant and debilitating gastro-intestinal and neurological side effects. Viral Genetics hopes to price the TNP treatment per patient's eight week course at less than the cost of the recurring Multi-Drug Cocktail Therapies. Once the eight week course of treatment is completed, preliminary clinical results show that no further treatment is necessary.

         Unlike existing treatments that must be taken on a daily basis, TNP demonstrates lasting efficacy 18 months after an eight week treatment period. Because the TNP is dosed for only eight weeks at a relatively low cost, the treatment should be viewed favorably by major governmental and private health care providers because of its apparent cost effectiveness.

                                 CHANGE OF NAME

         The Company intends to change the name of the corporation to Viral Genetics, Inc.


                      OFFICERS AND DIRECTORS OF THE COMPANY

         The following information sets forth information as to the persons who will be Officers and Directors of Viral Genetics, Inc. after the merger and name change.

Name                           Age         Position
----                           ---         --------

Haig Keledjian                 49          Chairman, President, Director

Dr. Hampar Karageozian         61          CEO, Director

Dr. Harry Zhabilov             62          Director

Arthur Keledjian               35          Director

Paul Hayward                   53          Treasurer, Director

         Haig Keledjian, Chairman and Director. Mr. Keledjian is an attorney, he has been in private practice since 1993, with emphasis in federal and state taxes.

         Dr. Hampar Karageozian, Director. Dr. Karageozian has a Bachelor of Science and Masters of Science from the American University of Beirut, a Masters of Science from Massachusetts Institute of Technology, and a MBA from the University of California, Irvine. He has been with ISTA Pharmaceuticals, Inc. as Senior Vice President of Discovery Research since 1994. He is also a Bulgarian MD.

         Dr. Harry Zhabilov, Director. Dr. Zhabilov holds a Doctor of Science, Ph. D, and M.D. degrees from Sophia University in Bulgaria. He has been employed by Viral Genetics, Inc. since 1995.

         Arthur Keledjian, Director. Mr. Keledjian has a degree of Bachelor of Science in Business Administration from California State University in Los Angeles, and has been employed by Farmers Insurance Group since 1988, and is presently District Manager.

         Paul Hayward, Treasurer and a Director. Mr. Hayward was employed from 1994 to 1997 as investor relations counsel to Datotech Systems, Inc. and from 1997 to 1998 he was investor relations counsel to Europa Resources, Inc. Since 1998 he has been President, Secretary and Director of 5 Starliving Online, Inc.

                        SECURITY OWNERSHIP OF THE COMPANY

         The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the new company:

Name of Beneficial Owner       Number of Shares       % of Ownership
------------------------       ----------------       --------------

Haig Keledjian (1)                  937,529                  4%

Hampar Karageozian                3,750,116                 14%

Dr. Alberto Osio                  1,368,792                  5%

All officers and
Directors as a group              4,687,645                 18%

(1) Haig Keledjian is the trustee for 10,312,819 shares in a variety of trusts. Of those shares 3,750,116 are for the benefit of his children, 1,406,295 shares are for the benefit of his family, 3,750,116 shares are for the benefit of the children of Harry Zhabilov, and the remaining 1,406,293 shares are for the benefit of other unrelated parties.


              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              As stated under GAAP

         The following is the unaudited pro forma condensed balance sheet, as of February 28, 2001 for both 5 Starliving Online, Inc. and Viral Genetics, Inc., showing the condensed balance sheet items, and the total for both combined, under generally accepted accounting principles.

                                             Historical              Pro forma
                                             ----------              ---------
                                    5 Starliving   Viral Genetics
                                    ------------   --------------
Assets
  Current assets                    $     3,267     $   506,073     $   509,340
  Fixed assets                      $     4,260     $   188,801     $   193,061
  Other Assets                      $        --     $ 5,206,051     $ 5,206,051

                                    $     7,527     $ 5,900,925     $ 5,908,452
                                    -----------     -----------     -----------

Liabilities and Stockholders Equity
  Liabilities                       $   229,985     $ 8,422,150     $ 8,652,135
  Stockholders Equity               $  (239,346)    $(2,521,224)    $(2,760,570)
                                    -----------     -----------     -----------

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                              As stated under GAAP

         The following is the unaudited pro forma condensed income statement, as of February 28, 2001 for both 5 Starliving Online, Inc. and Viral Genetics, Inc., showing the condensed income statement items, and the total for both combined, under generally accepted accounting principles.

                                   Historical                 Pro forma
                                   ----------                 ---------
                        5 Starliving     Viral Genetics
                        ------------     --------------

Total Revenues          $                 $        --        $        --
Expenses                $    37,320       $    52,831        $    90,151

Income (Loss)           $    (7,320)      $   (52,831)       $   (60,151)
Per Share               $       nil       $       nil        $       nil

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                 BALANCE SHEETS

                                                                           May 31,          May 31,
                                                                            2000             1999
                                                                        ------------     ------------
ASSETS

      CURRENT ASSETS
          Cash                                                          $     44,274     $     40,178
          Related party note receivable                                       12,862               --
                                                                        ------------     ------------
               Total Current Assets                                           57,136           40,178
                                                                        ------------     ------------

          TOTAL ASSETS                                                  $     57,136     $     40,178
                                                                        ============     ============


LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

      CURRENT LIABILITIES
          Related party note payable                                    $    154,959     $         --
                                                                        ------------     ------------
               Total Current Liabilities                                     154,959               --
                                                                        ------------     ------------

      COMMITMENTS AND CONTINGENCIES                                               --               --
                                                                        ------------     ------------

      STOCKHOLDERS' EQUITY (DEFICIT)
          Preferred stock, 20,000,000 shares authorized,
               $0.0001 par value; no shares issued and outstanding                --               --
          Common stock, 80,000,000 shares authorized,
               $0.0001 par value; 8,046,805 shares and
               4,250,000 shares issued and outstanding, respectively             805              425
          Additional paid-in-capital                                          59,575           59,575
          Deficit accumulated during the development stage                  (158,203)         (19,822)
                                                                        ------------     ------------
          TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                               (97,823)          40,178
                                                                        ------------     ------------

          TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY (DEFICIT)                           $     57,136     $     40,178
                                                                        ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS

                                                                 From             From
                                                 For            June 8,          June 8,
                                                 the             1998             1998
                                                 Year         (Inception)      (Inception)
                                                Ended              to               to
                                                May 31,          May 31,          May 31,
                                                 2000             1999             2000
                                             ------------     ------------     ------------
REVENUES                                     $         --     $         --     $         --
                                             ------------     ------------     ------------

EXPENSES
     Salaries                                      16,000           14,229           30,229
     Consulting                                    48,631               --           48,631
     Filing fees                                    2,881            3,005            5,886
     Legal and professional                        47,692            2,000           49,692
     Office expense                                16,805               88           16,893
     Transfer agent                                 1,875              500            2,375
                                             ------------     ------------     ------------
         TOTAL EXPENSES                           133,884           19,822          153,706
                                             ------------     ------------     ------------

LOSS FROM OPERATIONS                             (133,884)         (19,822)        (153,706)

OTHER INCOME (EXPENSE):
     Interest income                                  363               --              363
     Interest expense                              (4,959)              --           (4,959)
     Miscellaneous income                              99               --               99
                                             ------------     ------------     ------------
         TOTAL OTHER INCOME                        (4,497)              --           (4,497)
                                             ------------     ------------     ------------

LOSS BEFORE INCOME TAXES                         (138,381)         (19,822)        (158,203)

INCOME TAXES                                           --               --               --
                                             ------------     ------------     ------------

NET LOSS                                     $   (138,381)    $    (19,822)    $   (158,203)
                                             ============     ============     ============

     NET LOSS PER COMMON SHARE,
         BASIC AND DILUTED                   $      (0.02)    $      (0.01)    $      (0.04)
                                             ============     ============     ============

     WEIGHTED AVERAGE NUMBER OF
         COMMON STOCK SHARES OUTSTANDING,
         BASIC AND DILUTED                      6,135,824        3,008,334        4,402,232
                                             ============     ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                           Deficit
                                                 Common Stock                            Accumulated          Total
                                         ----------------------------     Additional      During the      Stockholders'
                                             Number                         Paid-In      Development         Equity
                                           of Shares      Amount            Capital         Stage           (Deficit)
                                         ------------    ------------    ------------    ------------     ------------
Issuance of common stock
     for cash at $.0025 per share              40,000    $          4    $         96    $         --     $        100

Issuance of common stock
     from sale of private placement
     for cash at $.0025 per share           3,960,000             396           9,504              --            9,900

Issuance of common stock
     from sale of private placement
     for cash at $.20 per share               250,000              25          49,975              --           50,000

Loss for period ending, May 31, 1999               --              --              --         (19,822)         (19,822)
                                         ------------    ------------    ------------    ------------     ------------

Balance, May 31, 1999                       4,250,000             425          59,575         (19,822)          40,178

Issuance of common stock
     for services at $.0001 per share       3,796,805             380              --              --              380

Loss for year ending, May 31, 2000                 --              --              --        (138,381)        (138,381)
                                         ------------    ------------    ------------    ------------     ------------


Balance (deficit), May 31, 2000             8,046,805    $        805    $     59,575    $   (158,203)    $    (97,823)
                                         ============    ============    ============    ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS

                                                                               From             From
                                                               For            June 8,         June 8,
                                                               the             1998             1998
                                                              Year          (Inception)     (Inception)
                                                              Ended             to               to
                                                             May 31,          May 31,          May 31,
                                                               2000             1999            2000
                                                          ------------     ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                            $   (138,381)    $    (19,822)    $   (158,203)
      Increase in notes receivable                             (12,862)              --          (12,862)
      Payment of expenses from issuance of stock                   380               --              380
                                                          ------------     ------------     ------------
Net cash (used) in operating activities                       (150,863)         (19,822)        (170,685)
                                                          ------------     ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES                                --               --               --
                                                          ------------     ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from note payable                               154,959               --          154,959
      Proceeds from sale of common stock                            --           60,000           60,000
                                                          ------------     ------------     ------------
Net cash provided by financing activities                      154,959           60,000          214,959
                                                          ------------     ------------     ------------

Change in cash                                                   4,096           40,178           44,274

Cash, beginning of period                                       40,178               --               --
                                                          ------------     ------------     ------------

Cash, end of period                                       $     44,274     $     40,178     $     44,274
                                                          ============     ============     ============

Supplemental disclosures:

      Interest paid                                       $         --     $         --     $         --
                                                          ============     ============     ============
      Income taxes paid                                   $         --     $         --     $         --
                                                          ============     ============     ============

Non-cash transactions:

      Issuance of common stock for consulting services    $        380     $         --     $        380
                                                          ============     ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                  May 31, 2000


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

5 Starliving Online, Inc., formerly HiTech Investment, Inc., (hereinafter "the Company"), was incorporated on June 8, 1998 under the laws of the State of Delaware for the purpose of pursuing certain high technology opportunities and alliances and to assist in the establishment and development of an internet electronic commerce venture. The Company is implementing the consumer, industrial and business to business purchasing network whereby companies will be able to introduce their products for sale via the Company's web-site address. The Company maintains offices in Seattle, Washington, and in Vancouver, British Columbia. The Company's fiscal year end is May 31.

On April 9, 1999 the Company amended its articles of incorporation to reflect the name change to 5 Starliving Online, Inc.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Development Stage Activities

The Company has been in the development stage since its formation in June 1998 and has not yet realized any revenues from its planned operations. It is primarily engaged in the pursuit of high technology opportunities and alliances for the establishment and development of an internet electronic commerce venture.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                  May 31, 2000


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Instruments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. At May 31, 2000, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Impaired Asset Policy

In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets." In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts.

The Company does not believe any adjustments are needed to the carrying value of its assets at May 31, 2000.

Compensated Absences

As the Company is still in the development stage, it currently does not have a policy regarding accruals of compensated absences. The Company intends to expense these costs as incurred.

Provision for Taxes

At May 31, 2000, the Company had net operating losses of approximately $155,000 since its inception. No provision for taxes or tax benefit has been reported in the financial statements, as there is not a measurable means of assessing future profits or losses.

Basic and Diluted Loss Per Share

Loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share was the same, as there were no common stock equivalents outstanding.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                  May 31, 2000


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Going Concern (continued)

As shown in the accompanying financial statements, the Company incurred a net loss of $138,381 for the year ended May 31, 2000 and had no sales. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the commercial success of its internet electronic commerce venture. Management has plans to seek additional capital through a private placement of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


NOTE 3 - COMMON STOCK

During the period from June 8, 1998 (inception) to May 31, 1999, 4,250,000 shares of common stock were sold, (4,000,000 at $.0025 per share, and 250,000 at $.20 per share), under Regulation D, Rule 504.

On November 30, 1999, the Company entered into a management agreement which provided specific services to the Company in exchange for 3,750,000 shares of the Company's common stock. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year. Of the total shares issued, 3,750,000 shares were issued to officers and directors of the Company.

On February 29, 2000, the Company entered into a consulting agreement that provided specific services to the Company in exchange for 35,693 shares of the Company's common stock. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year.

On March 31, 2000, the Company entered into a purchase agreement in exchange for 11,112 shares of the Company's common stock. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year. Subsequently, the agreement was not finalized and it is management's intent to reacquire the shares issued.


NOTE 4 - PREFERRED STOCK

The Company's preferred stock has not been issued. The Company is authorized to issue 20,000,000 shares of $0.0001 par value preferred stock, which contains no voting privileges and is not entitled to accrued dividends or conversion into shares of the Company's common stock.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                  May 31, 2000


NOTE 5 - STOCK OPTIONS

In November 1999, the Company adopted a Stock Option Incentive Plan ("November 1999 Plan"). The plan allows management to grant up to 800,000 shares of common stock at its discretion.

In November 1999, management granted options from the November 1999 plan for 390,000 shares of common stock to Mola Investments Ltd. ("Mola") for strategic advisory and introduction services. These options are available for exercise at the sole discretion of Mola.

In February 2000, the Company adopted a second Stock Option Incentive Plan ("February 2000 Plan"). This plan allows the Company to distribute up to 3,500 shares of common stock at the discretion of the board of directors.

In March 2000, management granted options from the November 1999 Plan for 110,000 shares of common stock to Eileen Hayward for notes payable. These options are available for exercise at the sole discretion of Ms. Hayward. See
Note 6.

Following is a summary of the stock options for the years ended May 31, 1999 and 2000.

                                                                      Weighted
                                                         Number        Average
                                                           of         Exercise
                                                         Shares         Price
                                                       ----------    ----------

Options outstanding and exercisable at 5-31-1999               --            --
                                                       ==========    ==========

Outstanding at 6-1-1999                                        --            --
Granted                                                   503,500    $   0.2753
Exercised                                                      --            --
Forfeited                                                      --            --
                                                       ----------    ----------
Outstanding at 5-31-2000                                  503,500    $   0.2753
                                                       ==========    ==========

Options exercisable at 5-31-2000                          503,500    $   0.2753
                                                       ==========    ==========

Weighted average fair value of options granted during
  the fiscal year ended May 31, 2000                   $   0.2753
                                                       ==========

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                  May 31, 2000


NOTE 6 - RELATED PARTIES

The Company occupies office space provided by Paul Hayward, the president of the Company at no charge. The value of this space is not considered materially significant for financial reporting purposes.

In March 2000, the Company adopted a stock option plan for shares exercisable by Ms. Eileen Hayward for a $150,000 note payable. Ms. Hayward is the mother of Paul Hayward, the Company's president. See Note 8.

In February 2000, the Company lent $12,500 to director Kali Palmer.  See Note 7.


NOTE 7 - NOTES RECEIVABLE

In February 2000, the Company lent $12,500 to Kali Palmer, a director of the Company. This uncollateralized note is due on February 15, 2001 with an annual interest rate of 10%. At May 31, 2000, $362 of interest was accrued to the note receivable.


NOTE 8 - NOTES PAYABLE

In February 2000, the Company borrowed $150,000 from Eileen Hayward, a related party. This uncollateralized note is due on February 1, 2001 with an annual interest rate of 10%. At May 31, 2000, $4,959 of interest expense was accrued to the note payable.


NOTE 9 - YEAR 2000 ISSUES

Like other companies, 5 Starliving Online, Inc. could be adversely affected if the computer systems the Company, its suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment and elevators, etc.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                                 BALANCE SHEETS

                                                                     February 28,       May 31,
                                                                         2001            2000
                                                                     (Unaudited)
                                                                     ------------     ------------
ASSETS

      CURRENT ASSETS
          Cash                                                       $      3,267     $     44,274
          Related party note receivable                                        --              362
          Interest receivable, related party                                   --           12,500
                                                                     ------------     ------------
              Total Current Assets                                          3,267           57,136
                                                                     ------------     ------------

      OTHER ASSETS
          Website development                                               7,125               --
          Accumulated amortization                                         (2,865)              --
                                                                     ------------     ------------
              Total Other Assets                                            4,260               --
                                                                     ------------     ------------

          TOTAL ASSETS                                               $      7,527     $     57,136
                                                                     ============     ============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

      CURRENT LIABILITIES
          Accounts payable                                           $        388     $         --
          Related party note payable                                      229,985          150,000
          Interest payable, related party                                  16,500            4,959
                                                                     ------------     ------------
              Total Current Liabilities                                   246,873          154,959
                                                                     ------------     ------------

      COMMITMENTS AND CONTINGENCIES                                            --               --
                                                                     ------------     ------------

      STOCKHOLDERS' EQUITY (DEFICIT)
          Preferred stock, 20,000,000 shares authorized,
              $0.0001 par value; no shares issued and outstanding              --               --
          Common stock, 80,000,000 shares authorized, $0.0001
              par value; 8,046,805 shares, issued and outstanding             805              805
          Additional paid-in-capital                                       59,575           59,575
          Deficit accumulated during development stage                   (299,726)        (158,203)
                                                                     ------------     ------------
          TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                           (239,346)         (97,823)
                                                                     ------------     ------------

          TOTAL LIABILITIES AND
              STOCKHOLDERS' EQUITY (DEFICIT)                         $      7,527     $     57,136
                                                                     ============     ============

             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS

                                                                                                               From
                                                                                                              June 8,
                                                                                                                1998
                                             Three Months Ended                Nine Months Ended            (Inception)
                                         ---------------------------      ---------------------------            to
                                         February 28,    February 29,     February 28,     February 29,     February 28,
                                            2001            2000             2001             2000              2001
                                         (Unaudited)     (Unaudited)      (Unaudited)      (Unaudited)      (Unaudited)
                                        ------------     ------------     ------------     ------------     ------------
REVENUES                                $         --     $         --     $         --     $         --     $         --
                                        ------------     ------------     ------------     ------------     ------------

EXPENSES
     Salaries                                  8,000               --           37,500               --           67,729
     Consulting                               18,879               --           42,341            4,173           90,972
     Advertising and promotion                    --               --            4,327               --            4,327
     Filing fees                                 121              581              121            1,345            6,007
     Legal and professional                    4,000               --           11,175            9,450           60,867
     Office expense                              885            3,808           27,971            5,143           44,864
     Travel                                       --               --            4,721               --            4,721
     Amortization                              1,624               --            2,865               --            2,865
     Transfer agent                              150               --              874            1,341            3,249
                                        ------------     ------------     ------------     ------------     ------------
        TOTAL EXPENSES                        33,659            4,389          131,895           21,452          285,601
                                        ------------     ------------     ------------     ------------     ------------

LOSS FROM OPERATIONS                         (33,659)          (4,389)        (131,895)         (21,452)        (285,601)

OTHER INCOME (EXPENSE)
     Interest income                             379                1            1,013                1            1,376
     Interest expense                         (4,040)              --          (11,541)              --          (16,500)
     Miscellaneous income                         --               99              900               99              999
                                        ------------     ------------     ------------     ------------     ------------
        TOTAL OTHER INCOME (EXPENSE)          (3,661)             100           (9,628)             100          (14,125)
                                        ------------     ------------     ------------     ------------     ------------

LOSS BEFORE INCOME TAXES                     (37,320)          (4,289)        (141,523)         (21,352)        (299,726)

INCOME TAXES                                      --               --               --               --               --
                                        ------------     ------------     ------------     ------------     ------------

NET LOSS                                $    (37,320)    $     (4,289)    $   (141,523)    $    (21,352)    $   (299,726)
                                        ============     ============     ============     ============     ============

     NET LOSS PER COMMON SHARE,
        BASIC AND DILUTED               $        nil     $        nil     $      (0.02)    $        nil     $      (0.05)
                                        ============     ============     ============     ============     ============

     WEIGHTED AVERAGE NUMBER OF
        COMMON SHARES OUTSTANDING,
        BASIC AND DILUTED                  8,046,805        8,000,392        8,046,805        5,500,131        6,646,031
                                        ============     ============     ============     ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                            Deficit
                                                    Common Stock                          Accumulated          Total
                                          ----------------------------    Additional        During         Stockholders'
                                              Number                        Paid-In       Development         Equity
                                            of Shares        Amount         Capital          Stage          (Deficit)
                                          ------------    ------------    ------------    ------------     ------------
Issuance of common stock
     for cash at $0.0025 per share           4,000,000    $        400    $      9,600    $         --     $     10,000

Issuance of common stock
     from sale of private placement
     for cash at $0.20 per share               250,000              25          49,975              --           50,000

Loss for period ending, May 31, 1999                --              --              --         (19,822)         (19,822)
                                          ------------    ------------    ------------    ------------     ------------

Balance, May 31, 1999                        4,250,000             425          59,575         (19,822)          40,178

Issuance of common stock
     for services at $0.0001 per share       3,796,805             380              --              --              380

Loss for year ending, May 31, 2000                  --              --              --        (138,381)        (138,381)
                                          ------------    ------------    ------------    ------------     ------------

Balance, May 31, 2000                        8,046,805             805          59,575        (158,203)         (97,823)

Loss for period ending
     February 28, 2001                              --              --              --        (141,523)        (141,523)
                                          ------------    ------------    ------------    ------------     ------------

Balance, February 28, 2001 (unaudited)       8,046,805    $        805    $     59,575    $   (299,726)    $   (239,346)
                                          ============    ============    ============    ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS

                                                                                               From
                                                                                              June 8,
                                                                                               1998
                                                               Nine Months Ended            (Inception)
                                                         -----------------------------          to
                                                         February 28,     February 29,     February 28,
                                                             2001             2000             2001
                                                         (Unaudited)      (Unaudited)       (Unaudited)
                                                         ------------     ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                            $   (141,523)    $    (21,352)    $   (299,726)
     Amortization expense                                       2,865               --            2,865
     Adjustments to reconcile net loss
         to cash used in operating activities:
     (Increase) decrease in notes receivable                   12,500          (12,500)              --
     Decrease in interest receivable, related party               362               --               --
     Increase in accounts payable                                 388               --              388
     Increase in interest payable, notes payable               11,541               --           16,500
     Payment of expenses from issuance of stock                    --              380              380
                                                         ------------     ------------     ------------
Net cash used in operating activities                        (113,867)         (33,472)        (279,593)
                                                         ------------     ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Payment for website development                           (7,125)              --           (7,125)
                                                         ------------     ------------     ------------
Net cash used in investing activities                          (7,125)              --           (7,125)
                                                         ------------     ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from note payable                                79,985          150,000          229,985
     Proceeds from sale of common stock                            --               --           60,000
                                                         ------------     ------------     ------------
Net cash provided by financing activities                      79,985          150,000          289,985
                                                         ------------     ------------     ------------

Change in cash                                                (41,007)         116,528            3,267

Cash, beginning of period                                      44,274           40,178               --
                                                         ------------     ------------     ------------

Cash, end of period                                      $      3,267     $    156,706     $      3,267
                                                         ============     ============     ============

Supplemental cash flow disclosures:

     Interest expense paid                               $         --     $         --     $         --
                                                         ============     ============     ============
     Income taxes paid                                   $         --     $         --     $         --
                                                         ============     ============     ============

Non-cash transactions:

     Issuance of common stock for consulting services    $         --     $        380     $        380
                                                         ============     ============     ============


             See accompanying notes and accountant's review report.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

5 Starliving Online, Inc., formerly HiTech Investment, Inc., (hereinafter "the Company"), was incorporated on June 8, 1998 under the laws of the State of Delaware for the purpose of pursuing certain high technology opportunities and alliances and to assist in the establishment and development of an internet electronic commerce venture. The Company is implementing a consumer, industrial and business-to-business purchasing network whereby companies will be able to introduce their products for sale via the Company's web-site address. The Company maintains offices in Seattle, Washington, and in Vancouver, British Columbia. The Company's fiscal year end is May 31.

On April 9, 1999, the Company amended its articles of incorporation to reflect its name change to 5 Starliving Online, Inc.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Interim Financial Statements

The interim financial statements as of February 28, 2001 and for the three and nine months ended February 28, 2001, included herein, have been prepared for the Company without audit. They reflect all adjustments, which are, in the opinion of management, necessary to present fairly the results of operations for these periods. All such adjustments are normal recurring adjustments. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full fiscal year.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Development Stage Activities

The Company has been in the development stage since its formation in June 1998 and has not yet realized any revenues from its planned operations. It is primarily engaged in the pursuit of high technology opportunities and alliances for the establishment and development of an internet electronic commerce venture.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts for cash, receivables, and payables approximate their fair value.

Derivative Instruments

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". This standard establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. At February 28, 2001, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Impaired Asset Policy

In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets". In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts.

The Company does not believe any adjustments are needed to the carrying value of its assets at February 28, 2001.

Revenue Recognition

The Company will recognize revenue from internet-based affiliate programs when funds are earned, measurable and recognizable.

Advertising Expense

Advertising costs are expensed when incurred.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Compensated Absences

The Company's employees are entitled to paid vacations depending on job classification and length of service. However, the Company does not accrue amounts in anticipation of future vacation taken by eligible employees. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

Provision for Taxes

At February 28, 2001, the Company had net operating losses of approximately $300,000 since its inception. No provision for taxes or tax benefit has been reported in the financial statements, as there is not a measurable means of assessing future profits or losses.

Basic and Diluted Loss Per Share

Loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share were the same, as there were no common stock equivalents outstanding.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company incurred an accumulated deficit of $299,726 for the period from June 8, 1998 (inception) to February 28, 2001 and had no sales. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the commercial success of its internet electronic commerce venture. Management has plans to seek additional capital through a private placement of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


NOTE 3 - COMMON STOCK

The Company is authorized to issue 80,000,000 shares of $0.0001 par value common stock. Each holder of common stock has one, non-cumulative vote per share on all matters voted upon by the shareholders. There are no preemptive rights or other rights of subscription.

During the period from June 8, 1998 (inception) to May 31, 1999, 4,250,000 shares of common stock were sold, (4,000,000 at $0.0025 per share, and 250,000 at $0.20 per share), under Regulation D, Rule 504.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 3 - COMMON STOCK (CONTINUED)

On August 31, 1999, the Company entered into a management agreement that provided specific services to the Company in exchange for 3,750,000 shares of the Company's common stock. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year. Of the total shares issued, 3,750,000 shares were issued to officers and directors of the Company.

On February 29, 2000, the Company entered into a consulting agreement that provided specific services to the Company in exchange for 35,693 shares of the Company's common stock. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year.

On March 31, 2000, the Company issued 11,112 share of its common stock to an outside party in anticipation of completing a small business purchase. These shares are restricted by Rule 144 of the Securities Act of 1933 and are restricted as to public transfer for a minimum period of one year. Subsequent to the issuance of the shares, the parties to the agreement could not come to agreeable closing terms. Because of this, the purchase of the small business was not finalized and it is management's intent to reacquire the shares issued.


NOTE 4 - PREFERRED STOCK

The Company's preferred stock has not been issued. The Company is authorized to issue 20,000,000 shares of $0.0001 par value preferred stock, which contains no voting privileges and is not entitled to accrued dividends or conversion into shares of the Company's common stock.


NOTE 5 - STOCK OPTIONS

In November 1999, the Company adopted a Stock Option Incentive Plan ("November 1999 Plan"). The plan allows management to grant up to 800,000 shares of common stock at its discretion.

In November 1999, management granted options from the November 1999 plan for 390,000 shares of common stock to Mola Investments Ltd. ("Mola") for strategic advisory and introduction services. These options are available for exercise at the sole discretion of Mola.

In February 2000, the Company adopted a second Stock Option Incentive Plan ("February 2000 Plan"). This plan allows the Company to distribute up to 3,500 shares of common stock at the discretion of the board of directors. At February 28, 2001, no options under this plan had been granted.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 5 - STOCK OPTIONS (CONTINUED)

In March 2000, management granted options from the November 1999 Plan for 110,000 shares of common stock to Eileen Hayward as compensation for her lending funds to the Company. These options are available for exercise at the sole discretion of Ms. Hayward. See Note 6.

The following is a summary of the Company's stock option activity through February 28, 2001:

                                                                   Weighted
                                                      Number        Average
                                                        of         Exercise
                                                      Shares        Price
                                                    ----------    ----------

Options outstanding and exercisable at 5-31-1999            --            --
                                                    ==========    ==========

Outstanding at 6-1-1999                                     --            --
Granted                                                500,000    $     0.25
Exercised                                                   --            --
Forfeited                                                   --            --
                                                    ----------    ----------
Outstanding at 5-31-2000                               500,000    $     0.25
                                                    ==========    ==========
Options exercisable at 5-31-2000                       500,000    $     0.25
                                                    ==========    ==========

Outstanding at 6-1-2000                                500,000    $     0.25
Granted                                                     --            --
Exercised                                                   --            --
Forfeited                                                   --            --
                                                    ----------    ----------
Outstanding at 2-28-2001                               500,000    $     0.25
                                                    ==========    ==========

The Company applies APB Opinion No. 25 in accounting for options and, accordingly, recognized no expense for its stock options granted to Mola or Ms. Hayward in the year ended May 31, 2000. The following reflects the Company's pro-forma net loss and net loss per share had the Company determined consulting expenses based upon fair market values of options at the grant date, as well as the related disclosures required by SFAS 123.

In accordance with Statement on Financial Accounting Standard No. 123, the fair value of the options granted was estimated using the Black-Scholes Option Price Calculation. The following assumptions were made to value the stock options:

                                    May 31,
                                      2000
                                   ---------

Risk-free Interest Rate               5.00%
Expected Life                       2 years
Expected Volatility                   75.2%

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 5 - STOCK OPTIONS (CONTINUED)

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of trade options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

Pro forma net income and earnings per share had the Company accounted for its options under the fair value method of SFAS 123 is as follows:

                                          May 31,
                                           2000
                                       -----------
Net loss as reported                   $  (138,381)
Adjustment required by SFAS 123            (42,422)
                                       -----------

Pro forma net loss                     $  (180,803)
                                       ===========

Pro forma net loss per share,
  Basic and diluted                    $     (0.03)
                                       ===========


NOTE 6 - RELATED PARTIES

The Company occupies office space provided by Mr. Paul Hayward, the president of the Company at no charge. The value of this space is not considered materially significant for financial reporting purposes.

In March 2000, the Company granted stock options to Ms. Eileen Hayward as consideration for her loaning the Company $150,000. Ms. Hayward is the mother of Paul Hayward, the Company's president. See Note 7.

In February 2000, the Company lent $12,500 to Kali Palmer, then a director of the Company. This uncollateralized note was due on February 15, 2001 with an annual interest rate of 10%. For the three months ended February 28, 2001, $382 of interest was accrued on the note receivable. The Company's management relieved this debt at February 28, 2001 as management thought that her work on behalf of and loyalties to the Company should be rewarded accordingly. At February 28, 2001, all principle and interest amounts were reclassified as compensation expense.

                            5 STARLIVING ONLINE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                        NOTES TO THE FINANCIAL STATEMENTS
                                February 28, 2001


NOTE 7 - NOTES PAYABLE

In February 2000, the Company borrowed $150,000 from Ms. Eileen Hayward, a related party. This uncollateralized note, with an annual interest rate of 10%, was originally scheduled to mature on February 1, 2001. On April 3, 2001, Ms. Hayward granted the Company a one-year extension on the note by agreeing to change its maturity date to February 1, 2002. For the three months ended February 28, 2001, $4,041 of interest expense was accrued on the note payable. Ms. Hayward received 110,000 shares of common stock through the November 1999 Stock Option Plan as consideration for her loan to the Company. See Note 5.

In July 2000, the Company received $79,988 from another related party and classified the amount as a note payable. This obligation is unwritten, uncollateralized, non-interest bearing and has no stated maturity.


NOTE 8 - WEBSITE DEVELOPMENT

Through February 28, 2001, the Company revised and expanded its website, and has deemed that the life of the website is not expected to exceed one year. The cost of development, plus additions, was $7,125 and will be amortized over a period of 12 months. Amortization expense for the three months ended February 28, 2001 was $1,623.

                              VIRAL GENETICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
               From inception (July 11, 1995) to December 31, 2000

                       (With Accountants' Report Thereon)

CONTENTS





                                                                        PAGE

ACCOUNTANTS' AUDIT REPORT                                                 1-2

FINANCIAL STATEMENTS
     Balance sheet                                                        3-4
     Statement of operations                                                5
     Statement of stockholders' deficit                                     6
     Statement of cash flows                                                7
     Notes to Financial Statements                                       8-13

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors of
Viral Genetics, Inc.
(A Development Stage Company)

Pasadena, California


We have audited the accompanying balance sheet of Viral Genetics Inc. (A Development Stage Company), (a California corporation) as of December 31, 2000, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the year then ended and for the period from inception (July 11, 1995) to December 31, 2000. These financial statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Viral Genetics, Inc. (A Development Stage Company) as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and from inception (July 11, 1995) to December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and is dependent upon the continued sale of its securities or obtaining debt financing for funds to meet its cash requirements. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Agopian & Sasaki

Agopian & Sasaki, CPA's



Torrance, California
May 23, 2001

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                December 31, 2000


                                     ASSETS
CURRENT ASSETS
     Cash                                                     $       (304)
     Inventory                                                     485,011
                                                              ------------

          Total Current Assets                                     484,707





PROPERTY AND EQUIPMENT (NET)                                       188,801





OTHER ASSETS
     Patent                                                      5,206,051
                                                              ------------

          Total Other Assets                                     5,206,051
                                                              ------------

Total Assets                                                  $  5,879,559
                                                              ============


                 See Accountants' Report and Accompanying Notes

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                            BALANCE SHEET (Continued)
                                December 31, 2000


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                         $    143,180
     Payroll taxes payable                                          35,152
                                                              ------------

          Total Current Liabilities                                178,332





LONG-TERM LIABILITIES
     Notes payable                                               8,225,838
                                                              ------------

          Total Long-Term Liabilities                            8,225,838



STOCKHOLDERS' EQUITY(DEFICIENCY)
     Common stock; 300,000,000 shares
          authorized, 74,830,400 shares issued
          and outstanding                                        4,501,133
     Deficit accumulated during the development stage           (7,025,744)
                                                              ------------
          Total Stockholders' Equity(Deficiency)                (2,524,611)
                                                              ------------

Total Liabilities and Stockholders' Deficiency                $  5,879,559
                                                              ============


                 See Accountants' Report and Accompanying Notes

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATION

                                                              July 11, 1995 (inception) to
                                            December 31, 2000            December 31, 2000
                                            -----------------            -----------------
REVENUE                                          $    347,750                 $    347,750
                                                 ------------                 ------------

          Total Revenue                               347,750                      347,750


 EXPENSES

     Research and development                       2,022,676                    5,121,971

     Interest expense                                 349,330                    1,582,354

     Depreciation expense                              27,954                       40,229

     General and administrative expenses              132,907                      628,940
                                                 ------------                 ------------

          Total Expenses                            2,532,867                    7,373,494



Net Loss                                         $ (2,185,117)                $ (7,025,744)

Net loss per share of common stock               $      (0.03)                $      (0.09)

Number of common shares outstanding                74,830,400                   74,830,400


                 See Accountants' Report and Accompanying Notes

                               VIRAL GENETIC, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                 INCEPTION (JULY 11, 1995) TO DECEMBER 31, 2000

                                                                            Common Stock
                                                                            ------------
                                                        Amount                                     Deficit Accumulated
                                                           per                                      During Development
                                                         Share           Shares            Amount                Stage
                                                         -----           ------            ------                -----
Balance, inception (July 11, 1995)                          --               --                --                   --

     Issuance of common stock for cash                    0.00       60,000,000             1,000                   --
     Net loss period ended December 31, 1995                --               --                --             (707,167)
                                                                   ------------      ------------         ------------

Balance, December 31, 1995                                           60,000,000             1,000             (707,167)

     Issuance of common stock for cash                    0.33          150,000            50,000                   --
     Issuance of common stock, for R & D services         0.33          900,000           300,000                   --
     Net loss period ended December 31, 1996                --               --                --             (810,189)
                                                                   ------------      ------------         ------------

Balance, December 31, 1996                                           61,050,000           351,000           (1,517,356)

     Issuance of common stock for cash                    0.33          855,000           285,000                   --
     Issuance of common stock, for R & D services         0.33        1,260,000           420,000                   --
     Net loss period ended December 31, 1997                --               --                --             (577,066)
                                                                   ------------      ------------         ------------

Balance, December 31, 1997                                           63,165,000         1,056,000           (2,094,422)

     Issuance of common stock for cash                    0.33          870,000           290,000                   --
     Net loss period ended December 31, 1998                --               --                --             (708,567)
                                                                   ------------      ------------         ------------

Balance, December 31, 1998                                           64,035,000         1,346,000           (2,802,989)

     Issuance of common stock for cash                    0.17        1,500,000           250,000                   --
     Issuance of common stock for cash                    0.33           86,400            28,800                   --
     Net loss period ended December 31, 1999                --               --                --           (2,037,638)
                                                                   ------------      ------------         ------------

Balance, December 31, 1999                                           65,621,400         1,624,800           (4,840,627)

     Issuance of common stock for cash                    0.17        1,500,000           250,000                   --
     Issuance of common stock for cash                    0.33        2,124,000           708,000                   --
     Issuance of common stock for cash                    0.77          130,000           100,000                   --
     Issuance of common stock, for R & D services         0.33        5,455,000         1,818,333
     Net loss period ended December 31, 2000                --               --                --           (2,185,117)
                                                                   ------------      ------------         ------------

Balance, December 31, 2000                                           74,830,400         4,501,133           (7,025,744)


                 See Accountants' Report and Accompanying Notes

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS

                                                                                  July 11, 1995
                                                               December          (inception) to
                                                               31, 2000       December 31, 2000
                                                               --------       -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                      $ (2,185,117)        $ (7,025,744)

Adjustments to reconcile net loss to net cash
    used by operating activities:
          Depreciation                                              27,954               40,229
          Change in operating assets and liabilities
               Increase in inventory                              (362,336)            (485,010)
               Increase in patent                                  (90,476)          (5,206,052)
               Issuance of common stock for services             1,818,333            2,538,333
               Increase (decrease) in accounts payable
                    and other accrued liabilities                 (186,413)             178,332
                                                              ------------         ------------

          Total adjustments                                      1,207,062           (2,934,168)
                                                              ------------         ------------

          Net cash used in operating activities                   (978,055)          (9,959,912)

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of property and equipment                        (197,519)            (229,030)
                                                              ------------         ------------

          Net cash used in investing activities                   (197,519)            (229,030)

CASH FLOWS FROM FINANCING ACTIVITIES
     Increase (decrease) notes payable                             (12,655)           8,225,838
     Proceeds from sale of securities                            1,058,000            1,962,800
                                                              ------------         ------------
          Net cash from financing activities                     1,045,345           10,188,638

Net increase (decrease) in cash                                   (130,229)                (304)

Cash and Cash Equivalents, Beginning                               129,925                    0
                                                              ------------         ------------

Cash and Cash Equivalents, Ending                             $       (304)        $       (304)
                                                              ============         ============


                 See Accountants' Report and Accompanying Notes

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

Viral Genetics Inc. (the Company) was incorporated in California on July 11, 1995. The Company was organized for the purpose of manufacturing and marketing a pharmaceutical product named Thymus Nuclear Protein (the current formulation of which is now known as and hereinafter referred to as "TNP"). While the Company has had limited sales of this product, primarily for research purposes, the success of the Company will be based upon obtaining certain regulatory approval for its pharmaceutical product TNP to commence commercial operations.


Development Stage Enterprise

As described above, the Company was incorporated on July 11, 1995, and since that time, has been primarily involved in organizational activities, research and development activities, and raising capital. Planned operations, as described above, have not commenced to any significant extent. Accordingly, the Company is considered to be in the development stage, and the accompanying financial statements represent those of a development stage enterprise.


Cash and Cash Equivalents

For purposes of the statement of cash flows, the organization considers all cash and other highly liquid investments with maturities of three months or less to be cash equivalents.


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2000


Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method, over the estimated useful lives of the assets. Gain or loss on disposition of assets is recognized currently. Maintenance and repairs are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the assets.


Research and Development

Research and development costs are expensed as incurred by the Company.


Income Taxes

The Company accounts for its income taxes using Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, which requires recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. (See also Note 6).


Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2000


Revenue recognition

The limited sales generated by the Company have consisted of sales of TNP for testing and other purposes. The Company records sales when the product is shipped to customers.


NOTE 2 - BASIS OF PRESENTATION


The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuance of the Company as a going concern. The Company has suffered losses from operations during its history. The Company is dependent upon registration of TNP for sale before it can begin commercial operations. The Company's cash position may be inadequate to pay all the costs associated with the full range of testing and clinical trials required by the FDA. Unless and until TNP is approved for sale in the United States or another industrially developed country, the Company may be dependent upon the continued sale of its securities in an attempt to mitigate the effects of its cash position; however, no assurance can be given that equity or debt financing, if and when required, will be available.


NOTE 3 - PROPERTY AND EQUIPMENT

                                 Estimated useful lives (years)         Amount
                                 ------------------------------         ------
Machinery and equipment                                       5    $   229,030

Less accumulated depreciation                                           40,229
                                                                   -----------

Property and Equipment (net)                                       $   188,801
                                                                   ===========


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2000


NOTE 4 - COMMITMENTS AND CONTINGENCIES

GENERAL

Product Liability

The Company could be subjected to claims for adverse reactions resulting from the use of TNP. Although the Company is unaware of any such claims or threatened claims since TNP was initially marketed. As of the date hereof the Company does not have product liability insurance for the TNP.


Patents

The Company has the following patents issued:

Country              Date issued               Patent No.
-------              -----------               ----------
Australia            October 19, 2000          721463
Euroasia             July 4, 2000              001100
Israel               January 5, 1996           118103/5
New Zealand          March 17, 1999            308708
South Africa         February 6, 1997          96/3474


The Company also has pending patent applications in Argentina, Brazil, Bulgaria, Canada, China, European Community (Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Greece, Ireland, Italy, Luxembourg, Monaco, The Netherlands, Portugal, Spain, Sweden, Switzerland, Liechtenstein), Hong Kong, Japan and United States of America.

The Company can give no assurance that other companies, having greater economic resources, will not be successful in developing a similar product. There can be no assurance that such patents, if obtained, will be enforceable. (See also Note
7).


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2000


NOTE 5 - STOCKHOLDERS' EQUITY

During years 1996, 1997 and 2000, the Company issued shares of common stock for $300,000, $420,000 and $1,818,333 respectively in exchange for research and development services.


NOTE 6 - INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. SFAS No. 109 is an asset and liability approach for computing deferred income taxes.

As of December 31, 2000, the Company had net operating loss carryforwards for Federal income tax reporting purposes amounting to approximately $7,025,745, which expires in varying amounts to 2016. The components of the deferred tax asset as of December 31, 2000 were as follows:


                                                      December 31, 2000
                                                      -----------------
Benefit of net operating loss carryforwards               $   1,756,436
Less valuation allowance                                      1,756,436
                                                          -------------

Net deferred tax asset                                    $           0
                                                          =============


As of December 31, 2000, sufficient uncertainty exists regarding the realizability of these operating loss carryforwards, and accordingly, a valuation allowance of $1,756,436 has been established.

The benefit of net operating loss carryforwards were calculated based on an average of 25% tax rate.


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 2000


NOTE 7 - RELATED PARTY TRANSACTIONS


Notes payable to stockholders                               $  1,927,838
Note payable to an affiliated company
     of the Company's stockholders                             6,250,000
                                                            ------------

Total                                                       $  8,177,838
                                                            ============



The notes payable to related parties include accrued interest and have various maturities starting in the year 2002 and ending in the year 2004 bearing interest at 5% annually.

The note payable to an affiliated company (i.e. A California Limited Liability Company owned primarily by the same stockholders of the Viral Genetics, Inc.) is for a patent transfer.


                             See Accountants' Report

                              VIRAL GENETICS, INC.
                                  Balance Sheet
                             As of February 28, 2001


                                           FEB 28, 01
                                           ----------
ASSETS
  CURRENT ASSETS
     CHECKING/SAVINGS
          WELLS FARGO BANK                    21,062.33
                                         --------------
     TOTAL CHECKING/SAVINGS                   21,062.33
                                         --------------

     OTHER CURRENT ASSETS
         INVENTORY ASSET                     485,010.82
                                         --------------
     TOTAL OTHER CURRENT ASSETS              485,010.82
                                         --------------

  TOTAL CURRENT ASSETS                       506,073.15

  FIXED ASSETS
      MACHINERY & EQUIPMENT                  188,801.42
                                         --------------
  TOTAL FIXED ASSETS                         188,801.42
                                         --------------

  OTHER ASSETS
     PATENT                                5,206,051.40
                                         --------------
  TOTAL OTHER ASSETS                       5,206,051.40
                                         --------------

                                         --------------
TOTAL ASSETS                               5,900,925.97
                                         ==============

LIABILITIES & EQUITY
  LIABILITIES
     CURRENT LIABILITIES
         ACCOUNTS PAYABLE
            ACCOUNTS PAYABLE                 143,180.21
                                         --------------
         TOTAL ACCOUNTS PAYABLE              143,180.21
                                         --------------

        OTHER CURRENT LIABILITIES
            PAYROLL LIABILITIES               20,152.16
                                         --------------
         TOTAL OTHER CURRENT LIABILITIES      20,152.16
                                         --------------

                                         --------------
     TOTAL CURRENT LIABILITIES               163,332.37
                                         --------------

     LONG TERM LIABILITIES
         NOTES PAYABLE                     8,258,818.44
                                         --------------
     TOTAL LONG TERM LIABILITIES           8,258,818.44
                                         --------------

                                         --------------
  TOTAL LIABILITIES                        8,422,150.81
                                         --------------

  EQUITY
     CAPITAL STOCK                         4,557,351.00
     RETAINED EARNINGS                    -7,025,744.64
     NET INCOME                              -52,831.20
                                         --------------
  TOTAL EQUITY                            -2,521,224.84
                                         --------------

                                         --------------
TOTAL LIABILITIES & EQUITY                 5,900,925.97
                                         ==============

                              VIRAL GENETICS, INC.
                                  Profit & Loss
                          January through February 2001


                                                  JAN - FEB 01
                                                  ------------
   ORDINARY INCOME/EXPENSE
           EXPENSE
             AUTOMOBILE EXPENSES                       2,162.42
             BANK SERVICE CHARGES                        635.00
             INSURANCE                                 3,356.00
             PAYROLL EXPENSES                         10,146.39
             POSTAGE AND DELIVERY                         15.34
             PROFESSIONAL DEVELOPMENT                 31,468.00
             REPAIRS                                      15.34
             TELEPHONE                                 1,223.82
             TRAVEL & ENT                              2,850.00
             UTILITIES                                   958.89

                                                  -------------
           TOTAL EXPENSE                              52,831.20
                                                  -------------

                                                  -------------
   NET ORDINARY INCOME                               -52,831.20
                                                  -------------

                                                  -------------
NET INCOME                                           -52,831.20
                                                  =============

                                                                      APPENDIX B


                                    AGREEMENT


                              Dated April 20, 2001


                                  By and Among

                            5 Starliving Online Inc.

                                      -and-

                              Viral Genetics, Inc.

                                      -and-

                       Viral Genetics, Inc. Shareholders,
                     represented by Haig Keledjian, Trustee

                                      INDEX

ARTICLE I -- SALE AND TRANSFER OF VIRAL GENETICS, INC. STOCK

1.1      Viral Genetics, Inc. Stock.............................
1.2      Purchase Price.........................................

ARTICLE II -- REPRESENTATIONS AND WARRANTIES OF VIRAL GENETICS, INC. AND VIRAL GENETICS, INC. SHAREHOLDERS, REPRESENTED BY HAIG KELEDJIAN

2.1      Valid Corporate Existence; Qualification...............
2.2      Capitalization.........................................
2.3      Subsidiaries...........................................
2.4      Contracts. ............................................
2.5      Consents...............................................
2.6      Corporate Authority; Binding Nature of Agreement; Title
         to Viral Genetics, Inc. Stock, etc. ...................

2.7      Financial Statements, etc..............................
2.8      Liabilities............................................
2.9      Actions Since Viral Genetics, Inc. Balance Sheet Date..
2.10     Adverse Developments...................................
2.11     Taxes..................................................
2.12     Ownership of Assets; Trademarks, etc. .................
2.13     Litigation; Compliance with Law........................
2.14     No Breach..............................................
2.15     Brokers................................................
2.16     Untrue or Omitted Facts................................
2.17     Patents................................................
2.18     Royalty Agreements.....................................

ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF 5 STARLIVING ONLINE INC.

3.1      Valid Corporate Existence, Qualification...............
3.2      Capitalization.........................................
3.3      Subsidiaries...........................................
3.4      Contracts..............................................
3.5      Consents...............................................
3.6      Corporate Authority; Binding Nature of Agreement, etc..
3.7      Financial Statements, etc..............................
3.8      Liabilities............................................
3.9      Actions Since 5Star Balance Sheet Date.................
3.10     Adverse Developments...................................
3.11     Taxes..................................................
3.12     Ownership of Assets....................................
3.13     Litigation; Compliance with Law .......................
3.14     No Breach..............................................
3.15     Brokers................................................
3.16     Untrue or Omitted Facts................................

ARTICLE IV -- PRE-CLOSING COVENANTS

4.1      Viral Genetics, Inc.
         Covenants..............................................
4.2      5 Starliving Online Inc. Covenants.....................
4.3      Legal Fees.............................................

ARTICLE V -- 5 STARLIVING ONLINE INC. STOCK

5.1      Acquisition of 5 Starliving Online Inc. Stock..........
5.2      Restrictive Legend.....................................

ARTICLE VI -- CONDITIONS PRECEDENT TO THE OBLIGATION OF 5 STARLIVING ONLINE INC. TO CLOSE

6.1      Representations and Warranties.........................
6.2      Covenants..............................................
6.3      No Actions.............................................
6.4      Consents; Licenses and Permits.........................
6.5      Certificate............................................
6.6      Additional Documents...................................
6.7      Approval of Counsel....................................
6.8      Financial Statements...................................

ARTICLE VII -- CONDITIONS PRECEDENT TO THE OBLIGATION OF VIRAL GENETICS, INC. AND THE VIRAL GENETICS, INC. SHAREHOLDERS, REPRESENTED BY HAIG KELEDJIAN, TRUSTEE TO CLOSE

7.1      Representations and Warranties.........................
7.2      Covenants..............................................
7.3      No Actions.............................................
7.4      Consents, Licenses and Permits.........................
7.5      Certificate............................................
7.6      Additional Documents...................................
7.7      Approval of Counsel....................................

ARTICLE VII -- CLOSING

8.1      Location...............................................
8.2      Items to be Delivered by Viral Genetics, Inc.,
         and the Viral Genetics, Inc. Shareholders..............
8.3      Items to be Delivered by 5 Starliving Online Inc.......

ARTICLE IX -- SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

9.1      Survival...............................................
9.2      Indemnification........................................
9.3      Defense of Claims......................................
9.4      Rights Without Prejudice...............................

ARTICLE X -- TERMINATION AND WAIVER

10.1     Termination............................................
10.2     Waiver.................................................

ARTICLE XI -- MISCELLANEOUS PROVISIONS

11.1     Expenses...............................................
11.2     Confidential Information...............................
11.3     Modification, Termination or Waiver....................
11.4     Publicity..............................................
11.5     Notices................................................
11.6     Binding Effect and Assignment..........................
11.7     Entire Agreement.......................................
11.8     Exhibits...............................................
11.9     Governing Law..........................................
11.10    Counterparts...........................................
11.11    Section Headings.......................................

         AGREEMENT AND PLAN OF REORGANIZATION dated April 20, 2001 (the "Agreement") by and among 5 Starliving Online Inc., a Delaware corporation ("5Star"), and Viral Genetics, Inc., ("Viral"), a California corporation, and Viral Genetics, Inc. Shareholders represented by Haig Keledjian, Trustee ("Vendor")

                    -----------------------------------------



               WHEREAS, 5Star desires to acquire 51% of the issued and outstanding shares of capital stock of Viral Genetics, Inc. in a tax-free reorganization within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986 (the "Reorganization"), and

               WHEREAS, certain Viral Genetics, Inc. Shareholders, represented by Haig Keledjian, Trustee (the "Vendor"), have tendered for exchange common shares of Viral Genetics, Inc. representing 51% of the issued and outstanding stock of Viral Genetics, Inc., and

               WHEREAS, 5Star is desirous of obtaining and, pursuant to the laws of the State of California, the Board of Directors of Viral Genetics, Inc. is providing to 5Star an Option to Purchase 49% of Viral Genetics, Inc. said Option to be annexed hereto,

               NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants and agreements herein contained, 5Star, Viral Genetics, Inc., and Vendor agree as follows:

                                    ARTICLE I

                 SALE AND TRANSFER OF VIRAL GENETICS, INC. STOCK

               1.1 Viral Genetics, Inc. Stock. Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as hereinafter defined in Section 8.1), Vendor shall sell, transfer and deliver to 5Star and 5Star shall acquire from Vendor 38,250,000 shares of Common Stock of Viral Genetics, Inc., being 51% of the issued and outstanding shares of capital stock of Viral Genetics, Inc. as of the date hereof (collectively, the "Viral Genetics, Inc. Stock"), free and clear of all liens, pledges, encumbrances, charges and claims thereon. Certificates evidencing the Viral Genetics, Inc. Stock and or other evidence of ownership where stock certificates have not been formally issued, will be delivered to 5Star duly endorsed in blank or accompanied by appropriate powers of attorney and/or transmittal forms, endorsed in blank. Such certificates and or other evidence of ownership shall also be accompanied by evidence satisfactory to 5Star of Vendor's payment of any applicable transfer taxes and an opinion of a qualified attorney as to the transferability thereof.

               1.2 Purchase Price. Upon the sale, transfer and delivery to 5Star by Vendor of the Viral Genetics, Inc. Stock as set forth in Section 1.1, and in consideration therefor, 5Star shall deliver to Vendor certificates evidencing an aggregate of 18,750,580 restricted shares of Common Stock, par value $.001 per share of 5Star, said shares to be issued from Treasury, (the "5Star Stock"), which after the exchange will represent 70% of the total outstanding stock of 5Star.


                                   ARTICLE II

        REPRESENTATIONS AND WARRANTIES OF VIRAL GENETICS, INC. AND VENDOR

               Viral Genetics, Inc. and Vendor make the following representations and warranties to 5Star, each of which shall be deemed material (and 5Star, in executing, delivering and consummating this Agreement, has relied and will rely upon the correctness and completeness of each of such representations and warranties):

               2.1 Valid Corporate Existence; Qualification. Viral Genetics, Inc. is a California corporation duly organized, validly existing and in good standing under the laws of the State of California. Viral Genetics, Inc. has the corporate power to carry on its business as now conducted and to own its assets. Viral Genetics, Inc. is not qualified to conduct business in any other jurisdiction, there being no jurisdiction in which failure to qualify would have a material adverse effect on Viral Genetics, Inc., and its assets, properties or business, and there has not been any claim by any other jurisdiction to the effect that Viral Genetics, Inc. is required to qualify or otherwise be authorized to do business as a foreign corporation therein. Viral Genetics, Inc. is not registered with the Securities and Exchange Commission. A copy of Viral Genetics, Inc. 's Certificate of Incorporation (certified by the appropriate official of the State of California) and By-Laws (certified by Viral Genetics, Inc.'s Secretary), as amended to date, which will be delivered to 5Star at or prior to the Closing, are true and complete copies of those documents as now in effect. The minute books of Viral Genetics, Inc. contain accurate records of all meetings of its Board of Directors, and stockholders since its incorporation, and accurately reflect all transactions referred to therein.

               2.2 Capitalization. The authorized capital stock of Viral Genetics, Inc. consists of 300,000,000 shares of Common Stock, no par value of which 75,000,000 shares of Common Stock are issued and outstanding. Viral Genetics, Inc. is not authorized to issue Preferred Stock. All of said issued and outstanding shares of Common Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which Viral Genetics, Inc. is a party or by which it is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of Viral Genetics, Inc.. There are no outstanding securities of Viral Genetics, Inc. convertible or exchangeable, actually or contingently, into shares of Common Stock or any other securities of Viral Genetics, Inc..

               2.3 Subsidiaries. Viral Genetics, Inc. has no subsidiaries and it does not own any stock in any other corporation, association or business venture. Viral Genetics, Inc. is not a party to any joint venture or partnership agreement.

               2.4 Contracts. Viral Genetics, Inc. is not party to any material contracts.

               2.5 Consents. There are no consents of governmental and other regulatory agencies, foreign or domestic, nor of other parties required to be received by or on the part of Viral Genetics, Inc. or Vendor to enable Viral Genetics, Inc. and each of such persons to enter into and carry out this Agreement in all material respects.

               2.6 Corporate Authority; Binding Nature of Agreement; Title to Viral Genetics, Inc. Stock, etc. Viral Genetics, Inc. has the power to enter into this

Agreement and to carry out its obligations hereunder. Vendor has the power to enter into this Agreement and to carry out its obligations hereunder, as evidenced by a Trust agreement or similar document acceptable to 5Star evidencing the empowerment of Haig Keledjian as Trustee of the Viral Genetics, Inc. Stock. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Viral Genetics, Inc. and no other corporate proceedings on the part of Viral Genetics, Inc. are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of each of Viral Genetics, Inc. and Vendor and is enforceable in accordance with its terms. Vendor represents and warrants to 5Star that presently and at the Closing it will be the sole record and beneficial owner or Trustee of the Viral Genetics, Inc. Stock, free and clear of all liens, charges, encumbrances and claims. Vendor further represents and warrants to 5Star that it has, and at the Closing will have, good and marketable title to the respective shares of Viral Genetics, Inc. Stock and subject to pertinent federal and state rules and regulations, pertaining to the sale of unregistered securities, the absolute and unqualified right to sell, transfer and deliver the Viral Genetics, Inc. Stock to 5Star. The delivery of the Viral Genetics, Inc. Stock to

5Star at the Closing pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all manner of liens, pledges, encumbrances, charges and claims.

               2.7 Financial Statements, etc. The Audited financial statements for the period ending December 31, 2000 (the "Viral Genetics, Inc. Balance Sheet Date") of Viral Genetics, Inc., copies of which have been delivered to 5Star, fairly present in all material respects the financial position of Viral Genetics, Inc., including its income, expenses, assets and liabilities, as of said date and the results of its operations for such period and were prepared in conformity with generally accepted accounting principles consistently applied throughout the period covered thereby.

               2.8 Liabilities. As of the date of this agreement, Viral Genetics, Inc. had no material debts, liabilities or obligations, contingent or absolute, other than those debts, liabilities and obligations reflected or reserved against in Viral Genetics, Inc. 's Balance Sheets at the Viral Genetics, Inc. Balance Sheet Date, except those arising in the ordinary and usual course of its business and those set forth in the interim unaudited balance sheet as per Section 6.8

               2.9 Actions Since Viral Genetics, Inc. Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, since the Viral Genetics, Inc. Balance Sheet Date, Viral Genetics, Inc. has not:
(i) issued or sold, or agreed to issue or sell any of its capital stock or options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as at the Viral Genetics, Inc. Balance Sheet Date and current liabilities incurred since the Viral Genetics, Inc. Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien, pledge, charge or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, tangible or intangible, except in the ordinary and usual course of business; (vii) entered into any transaction or course of conduct not in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

               2.10 Adverse Developments. Since the Viral Genetics, Inc. Balance Sheet Date, there have been no material adverse changes in the assets, properties, operations or financial condition of Viral Genetics, Inc., and no event has occurred other than in the ordinary and usual course of business which could be reasonably expected to have a materially adverse effect upon the business of Viral Genetics, Inc. and Vendor, after reasonable inquiry, does not know of any development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the respective business of Viral Genetics, Inc. or upon any of its assets, properties, operations or financial condition.

               2.11 Taxes. A true and complete copy of the Federal income tax return on Form 1120 for Viral Genetics, Inc. as filed with the Internal Revenue Service for the fiscal year ending December 31, 2000 has been delivered to 5Star. Said return was prepared in conformity with information contained in the books and records of Viral Genetics, Inc. and contains no untrue statement of a material fact or omits to state any fact required to make any such return not materially misleading. All taxes, including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes imposed by the United States, any state or any foreign country, or by any other taxing authority, which have or may become due or payable by Viral Genetics, Inc. and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its books of account; all deposits required by law to be made by Viral Genetics, Inc. or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly filed.

               2.12 Ownership of Assets; Trademarks, etc. Except as set forth in the Viral Genetics, Inc. Balance Sheet, Viral Genetics, Inc. is free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or changes.

               2.13 Litigation; Compliance with Law There are no pending or threatened actions, suits, proceedings or governmental investigations relating to Viral or any of its properties, assets or business or, to the knowledge of Viral Genetics, Inc., or any order, injunction, award or decree outstanding, against Viral Genetics, Inc. or against or relating to any of its properties, assets or business; and Viral Genetics, Inc., after reasonable inquiry, knows of no basis for any such action, suits or proceedings or any such governmental investigations, orders, injunctions or decrees. To the knowledge of Viral Genetics, Inc., after reasonable inquiry, Viral Genetics, Inc. is not in violation of any material law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business.

               2.14 No Breach. Neither the execution and delivery of this Agreement nor compliance by Viral Genetics, Inc. and Vendor with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will:

                      2.14.1 violate or conflict with any provision of the Certificate of Incorporation or By-laws of Viral Genetics, Inc.;

                      2.14.2 violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which Viral Genetics, Inc. or Vendor is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained);

                      2.14.3 result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Viral Genetics, Inc. pursuant to the terms of any such agreement or instrument;

                      2.14.4 violate any judgement, order, injunction, decree or award against, or binding upon, Viral Genetics, Inc.;

                      2.14.5 violate any law or regulation of any jurisdiction relating to Viral Genetics, Inc., its securities, assets or properties.

               2.15 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly with 5Star and by Viral Genetics, Inc. and Vendor, without the intervention of any broker, finder, investment banker or other third party.

               2.16 Untrue or Omitted Facts. To the knowledge of Viral Genetics, Inc. and Vendor after reasonable inquiry, no representation, warranty or statement by Viral Genetics, Inc. or Vendor in this Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limitation of the foregoing, there is no fact known to Viral Genetics, Inc. or Vendor, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on Viral Genetics, Inc. or any of its assets, properties, operations or businesses that has not been disclosed in writing to and acknowledged by 5Star.

               2.17 Patents. Viral Genetics, Inc. warrants that it has patents issued in South Africa (#96/3474 issued February 6, 1997) and New Zealand (# 308708 issued March 17, 1999) and patents filed or pending in the following jurisdictions: Argentina, Australia, Brazil, Bulgaria, Canada, China, Eurasia, European Community (Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Greece, Ireland, Italy, Luxembourg, Monaco, The Netherlands, Portugal, Spain, Sweden, Switzerland, Liechtenstein), Hong Kong, Israel, Japan.

               2.18 Royalty Agreements. Viral Genetics, Inc. is party to an Assignment of Patent agreement, a copy of which is annexed hereto, and said agreement represents the only royalty payment due on any and all of its products, now or in the future.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF 5STAR

               5Star makes the following representations and warranties to Viral Genetics, Inc. and Vendor, each of which shall be deemed material (and Viral Genetics, Inc. and Vendor, in executing, delivering and consummating this Agreement, have relied and will rely upon the correctness and completeness of each of such representations and warranties):

               3.1 Valid Corporate Existence; Qualification. 5Star is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 5Star is fully listed on the Over-the-Counter Bulletin Board ("OTCBB") market. 5Star has the corporate power to carry on its business as now conducted and to own its assets. 5Star is not qualified to conduct business as a foreign corporation in any jurisdiction, there being no jurisdiction in which failure to qualify would have a material adverse effect on 5Star and its assets, properties or business, and there has not been any claim by any jurisdiction to the effect 5Star is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of the Certificate of Incorporation (as certified by the Secretary of the State of Delaware) and By-Laws (as certified by the Secretary of 5Star, as the case may
be) of

5Star, as amended to date, which will be delivered to Viral Genetics, Inc. prior to the Closing, are true and complete copies of those documents as now in effect.

               3.2 Capitalization. The authorized capital stock of 5Star consists of 80,000,000 shares of Common Stock, par value $.001 per share, and 20,000,000 shares of Preferred Stock, of which 8,035,693 shares of Common Stock and 0 (zero) shares of Preferred Stock are issued and outstanding on the date hereof. All of said issued and outstanding shares of Common Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which 5Star is a party or by which it is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of 5Star. There are no outstanding securities of 5Star convertible or exchangeable, actually or contingently, into shares of Common Stock or any other securities of 5Star. Upon the closing, 5Star shall issue and declare outstanding an additional 18,750,580 restricted shares of Common Stock. The shares of 5Star to be issued and delivered to Vendor as contemplated by Section 1.2 hereof, have been duly and validly authorized and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable.

               3.3 Subsidiaries. 5Star has no subsidiaries and it does not own any stock in any other corporation, association or business venture. 5Star is not a party to any joint venture or partnership agreement.

               3.4 Contracts. 5Star is not party to any material contracts.

               3.5 Consents. There are no consents of governmental and other regulatory agencies, foreign or domestic, nor of other parties required to be received by or on the part of 5Star to enable it to enter into and carry out this Agreement in all material respects.

               3.6 Corporate Authority; Binding Nature of Agreement; etc. 5Star has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of 5Star prior to the Closing. No other corporate proceedings on the part of 5Star are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby except the approval of 5Star's shareholders. This Agreement constitutes the valid and binding obligation of 5Star and is enforceable in accordance with its terms.

               3.7 Financial Statements, etc. The Audited financial statements for the period ending May 31, 2000 of 5Star, copies of which have been delivered to Viral Genetics, Inc. fairly present in all material respects the financial position of 5Star, including its income, expenses, assets and liabilities, as of said date and the results of its operations for such period and were prepared in conformity with generally accepted accounting principles consistently applied throughout the period covered thereby.

               3.8 Liabilities. As at the date of this agreement, 5Star had no material debts, liabilities or obligations, contingent or absolute, in excess of USD$10,000, other than those debts, liabilities and obligations reflected or reserved against in 5Star's Balance Sheet at the Balance Sheet Date (the "5Star Balance Sheet"), and except for 5Star's obligation to pay professional fees in connection with the transaction herein.

               3.9 Actions Since 5Star Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, since the 5Star Balance Sheet Date, 5Star has not: (i) issued or sold, or agreed to issue or sell any of its capital stock or options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as at the 5Star Balance Sheet Date and current liabilities incurred since the 5Star Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien, pledge, charge or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, tangible or intangible, except in the ordinary and usual course of business;
(vii) entered into any transaction or course of conduct not in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

               3.10 Adverse Developments. Since the 5Star Balance Sheet Date, 5Star has engaged in the business of Internet commerce, advertising and communications. Since the 5Star Balance Sheet Date, there have been no material adverse changes in the assets, properties, operations or financial condition of 5Star, and no event has occurred other than in the ordinary and usual course of business which could be reasonably expected to have a materially adverse effect upon the business of 5Star, and 5Star, after reasonable inquiry, knows of no development or threatened development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the business of 5Star or upon any of its assets, properties, operations or financial condition.

               3.11 Taxes. A true and complete copy of the Federal income tax return on Form 1120 for 5Star as filed with the Internal Revenue Service for the fiscal year ending April 30, 2000 has been delivered to Viral Genetics, Inc. Said return was prepared in conformity with information contained in the books and records of 5Star and contains no untrue statement of a material fact or omits to state any fact required to make any such return not materially misleading. All taxes, including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes imposed by the United States, any state or any foreign country, or by any other taxing authority, which have or may become due or payable by 5Star and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its books of account; all deposits required by law to be made by 5Star or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly filed.

               3.12 Ownership of Assets. Except as set forth in the 5Star Balance Sheet, 5Star is free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or changes.

               3.13 Litigation, Compliance with Law. There are no pending or threatened actions, suits, proceedings or governmental investigations relating to 5Star or any of its properties, assets or business or, to the knowledge of 5Star, or any order, injunction, award or decree outstanding, against 5Star or against or relating to any of its properties, assets or business; and 5Star, after reasonable inquiry, knows of no basis for any such action, suits or proceedings or any such governmental investigations, orders, injunctions or decrees. To the knowledge of 5Star, after reasonable inquiry, 5Star is not in violation of any material law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business.

               3.14 No Breach. Neither the execution and delivery of this Agreement nor compliance by 5Star with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

                    3.14.1 violate or conflict with any provision of the Articles of Incorporation or By-laws of 5Star;

                    3.14.2 violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which 5Star is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained);

                    3.14.3 result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of 5Star pursuant to the terms of any such agreement or instrument;

                    3.14.4 violate any judgement, order, injunction, decree or award against, or binding upon, 5Star;

                    3.14.5 violate any law or regulation of any jurisdiction relating to 5Star, its securities, assets or properties.

               3.15 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly by 5Star with Viral Genetics, Inc. and Vendor, without the intervention of any broker, finder, investment banker or other third party.

               3.16 Untrue or Omitted Facts. To the knowledge of 5Star, after reasonable inquiry, no representation, warranty or statement by 5Star in this Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limitation of the foregoing, there is no fact known to 5Star, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on 5Star or any of its assets, properties, operations or businesses and that has not been disclosed in writing to Viral Genetics, Inc. .

                                   ARTICLE IV

                              PRE-CLOSING COVENANTS

               4.1 Viral Genetics, Inc. Covenants. Viral Genetics, Inc., hereby covenants that from and after the date hereof and until the Closing or earlier termination of this Agreement (the "Pre-Closing Period"):

                    4.1.1 Access. Viral Genetics, Inc. shall afford to the officers, attorneys, accountants and other authorized representatives of 5Star free and full access, during regular business hours and upon reasonable notice, to all of its books, records, personnel and properties so that 5Star, at its own expense, may have full opportunity to make such review, examination and investigation as 5Star may desire of Viral Genetics, Inc.'s business and affairs. Viral Genetics, Inc. will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to 5Star of all material facts affecting its current and future financial condition and business operations.

                    4.1.2 Conduct of Business. Viral Genetics, Inc. shall conduct its business only in the ordinary and usual course and make no material change in any of its business practices and policies without the prior written consent of 5Star, which shall not be unreasonably withheld or delayed.

                    4.1.3 Liabilities. Viral Genetics, Inc. shall not incur any obligation or liability, absolute or contingent, except for those incurred in the ordinary and usual course of its business.

                    4.1.4 Preservation of Business. Viral Genetics, Inc. will use its best efforts to preserve their business organization intact, to keep available the services of its present officers, employees and consultants and to preserve its good will.

                    4.1.5 No Breach. Viral Genetics, Inc. will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the closing as if repeated at and as of such time, and that no material breach or default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and
                              (iii) promptly notify 5Star of any event or fact which represents or is likely to cause such a breach or default.

                    4.1.6 Moratorium on Capitalization and Share Structure. Viral Genetics, Inc. covenants that it shall not issue additional shares, assume additional debt other than that required in the ordinary course of business, or transfer any of its tangible or intangible assets without the express written consent of 5Star for a period of one (1) year from the date of this Agreement and shall deliver to 5Star a certification thereto.

                    4.1.7 Debt Repayment. Viral Genetics, Inc. covenants that the satisfaction of any and all outstanding liabilities of Viral Genetics, Inc. shall be from the proceeds of its regular and ongoing business and not from any capital investment advanced by 5Star.

               4.2 5 Starliving Online Inc. Covenants. 5Star, hereby covenants that from and after the date hereof and until the Closing or earlier termination of this Agreement (the "Pre-Closing Period") :

                    4.2.1 Access. 5Star shall afford to the officers, attorneys, accountants and other authorized representatives of Viral Genetics, Inc. free and full access, during regular business hours and upon reasonable notice, to all of its books, records, personnel and properties so that any of such persons, at their own expense, may have full opportunity to make such review, examination and investigation as any of them may desire of the business and affairs of 5Star. 5Star will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to Viral Genetics, Inc. of all material facts affecting their respective current and future financial conditions and business operations.

                    4.2.2 Conduct of Business. 5Star shall conduct its business only in the ordinary and usual course and make no material change in any of its business practices and policies without the prior written consent of Viral Genetics, Inc., which shall not be unreasonably withheld or delayed.

                    4.2.3 Liabilities. 5Star shall not incur any obligation or liability, absolute or contingent, except for those incurred in the ordinary and usual course of its business.

                    4.2.4 Preservation of Business. 5Star will use its best efforts to preserve its business organization intact, keep available the services of its present officers, employees and consultants and to preserve good will.

                    4.2.5 No Breach. 5Star will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the closing as if repeated at and as of such time, and that no material breach or default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and
                              (iii) promptly notify 5Star of any event or fact which represents or is likely to cause such a breach or default.

               4.3 Legal Fees. Viral Genetics, Inc., Vendor and 5Star shall each bear their own costs and expenses if this transaction is abandoned at any time.


                                    ARTICLE V

                         5 STARLIVING ONLINE INC. STOCK

               5.1 Acquisition of 5Star Stock. Vendor represents and warrants that the 5Star Stock to be acquired by them pursuant to the terms of Section 1.2 hereof is being acquired for their own account, with no intention of assigning any participation or interest therein, and without a view to the distribution of any portion thereof, except in accordance with the Securities Act, 1933 (the "1933 Act").

Vendor understands that, the 5Star Stock is not being registered under the 1933 Act and must be held indefinitely unless it is subsequently registered thereunder or an exemption from such registration is available. Vendor understands that, except as otherwise provided in this Agreement, the 5Star Stock is not being registered under the

1933 Act in part on the grounds that the issuance thereof is exempt under
Section 4(2) of the 1933 Act as a transaction by an issuer not involving any public offering; that 5Star's reliance on such exemption is predicated in part on the foregoing representation and warranty of Vendor and that in the view of the Commission, the statutory basis for the exemption claimed would not be present if, notwithstanding such representation and warranty, Vendor contemplates acquiring any of the 5Star Stock for sale upon the occurrence or non-occurrence of some predetermined event.

               5.2 Restrictive Legend. Vendor understands that 5Star will have an appropriate stop order placed on its stock records indicating the existence of the terms of this Agreement, and that the certificates representing the 5Star Stock shall bear the following legend:

                    "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND WERE ISSUED IN ACCORDANCE WITH AN AGREEMENT DATED APRIL 20, 2001, WHICH IS ON FILE AT THE OFFICES OF 5STAR.


                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                                OF 5STAR TO CLOSE

               The obligation of 5Star to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived 5Star (except when the fulfillment of such condition is a requirement of law).

               6.1 Representations and Warranties. All representations and warranties of Viral Genetics, Inc. and Vendor contained in this Agreement and in any written statement (except financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date unless otherwise mutually agreed to by the parties.

               6.2 Covenants. Viral Genetics, Inc. and Vendor shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

               6.3 No Actions. No action, suit, proceeding, or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or have been threatened, and be unresolved, by any governmental body or agency to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

               6.4 Consents; Licenses and Permits. Viral Genetics, Inc. and Vendor shall have each obtained all consents, licenses and permits of third parties necessary for the performance by each of them of all of their respective obligations under this Agreement.

               6.5 Certificate. 5Star shall have received a certificate dated the Closing Date, signed by the President and Secretary of Viral Genetics, Inc. and Vendor as to the satisfaction of the conditions contained in Sections 6.1 and 6.2.

               6.6 Additional Documents. Viral Genetics, Inc. and 5Star shall have delivered all such other certificates and documents as 5Star or its counsel may have reasonably requested.

               6.7 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement, or incidental thereto, and all other related legal matters shall have been approved as to the form and substance by counsel to 5Star, which approval shall not be unreasonably withheld or delayed.

               6.8 Financial Statements: An unaudited balance sheet of Viral Genetics, Inc. as at February 28, 2001 shall have been received and accepted by 5Star.

                                   ARTICLE VII

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                   OF VIRAL GENETICS, INC. AND VENDOR TO CLOSE


               The obligation of Viral Genetics, Inc. and Vendor to enter into and complete the Closing is subject to the fulfillment, prior to or on the closing Date, of each of the following conditions, any one or more of which may be waived by Viral Genetics, Inc. and Vendor (except when the fulfillment of such condition is a requirement of law).

               7.1 Representations and Warranties. All representations and warranties of 5Star contained in this Agreement and in any written statement (except financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date unless otherwise severally agreed to by the parties.

               7.2 Covenants. 5Star shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

               7.3 No Actions. No action, suit, proceeding, or investigation shall have been instituted, and be continuing, before a court or before or by a governmental body or agency, or have been threatened, and be unresolved, by any governmental body or agency to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

               7.4 Consents; Licenses and Permits. 5Star shall have obtained all consents, licenses and permits of third parties necessary for the performance by it of all of its obligations under this Agreement.

               7.5 Certificate. Viral Genetics, Inc. and Vendor shall have received a certificate dated the Closing Date, signed by the President and Secretary of 5Star as to the satisfaction of the conditions contained in Sections 7.1 and 7.2.

               7.6 Additional Documents. 5Star shall have delivered all such certified resolutions, certificates and documents with respect to 5Star as Viral Genetics, Inc. and Vendor or their counsel may have reasonably requested.

               7.7 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to Viral Genetics, Inc. and Vendor, which approval shall not be unreasonably withheld or delayed.


                                  ARTICLE VIII
                                     CLOSING

               8.1 Location. The Closing provided for herein shall take place at the offices of Haig Keledjian located at 905 Mission Street, South Pasadena, California, 91030 at 12:00 o'clock noon on or before June 30, 2001 or at such other time and place as may be severally agreed to by the parties hereto. Such date is referred to in this Agreement as the "Closing Date."

               8.2 Items to be Delivered by Viral Genetics, Inc. and Vendor. At the Closing, Vendor will deliver or cause to be delivered to 5Star:

               (a) Certificates representing the Viral Genetics, Inc. Stock in accordance with Section 1.1 hereof, accompanied by all instruments and documents as in the opinion of 5Star's counsel shall be necessary to effect the transfer of and to vest title in and to the Viral Genetics, Inc. Stock in 5Star, free and clear of all liens, pledges, encumbrances, charges and claims thereon;

               (b) The certificates required by Section 6.5; and

               (c) Such other certified resolutions, documents and certificates as are required to be delivered by Viral Genetics, Inc. and Vendor pursuant to the provisions of the Agreement.

               8.3 Items to be Delivered by 5Star. At the Closing, 5Star will deliver or cause to be delivered to Vendor:

               (a) Certificates evidencing the 5Star Stock in accordance with
Section 1.2 hereof;

               (b) The certificate required by Section 7.5;

               (c) Resolutions appointing Haig Keledjian, Dr. Harry Zhabilov, Hampar Karageozian, Arthur Keledjian, and Paul Hayward, to 5Star's Board of Directors; and

               (d) Resignations of 5Star's President and Secretary; and

               (e) A resolution changing 5Star's place of business to 305 Pasadena Avenue, South Pasadena, California

               (f) A resolution appointing Paul Hayward as Treasurer;

               (g) Such other certified resolutions, documents and certificates as are required to be delivered by 5Star pursuant to the provisions of this Agreement.


                                   ARTICLE IX

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

               9.1 Survival. The parties hereto agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a term of twenty-four (24) months with the exception of those regarding taxes set forth in Sections 2.11 and 3.11 which shall survive until the expiration of the respective periods within which such taxes may be assessed.

               9.2 Indemnification. 5Star agrees to indemnify and hold harmless Viral Genetics, Inc. and each of Vendor from and against any and all obligations or liabilities, of every kind, nature and description, fixed or contingent (including, without limitation, counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities) arising out of any transaction or event commencing or occurring on or prior to the Closing Date, which is not fully disclosed or provided for in the 5Star

Balance Sheet, this Agreement or the several exhibits hereto, including, without limitation, any tax liabilities to the extent not so reflected or reserved against in the 5Star Balance Sheet and for any liability arising out of Federal and State securities laws. Viral Genetics, Inc. agrees to indemnify and hold harmless 5Star from and against any and all obligations or liabilities, of every kind, nature and description, fixed or contingent (including, without limitation, counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities) arising out of any transaction or event commencing or occurring on or prior to the Closing Date, which is not fully disclosed or provided for in the Viral Balance Sheet, this Agreement or the several exhibits hereto, including, without limitation, any tax liabilities to the extent not so reflected or reserved against in the Viral Balance Sheet and for any liability arising out of Federal and State securities laws.

               9.3 Defense of Claims. A party entitled to Indemnification hereunder (an "Indemnified Party") agrees to notify each party required to indemnify hereunder (an "Indemnifying Party") with reasonable promptness of any claim asserted against it in respect of which any Indemnifying Party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. An Indemnifying Party shall have the right to defend any such claim at its or his own expense and with counsel of its or his choice; provided, however, that such counsel shall have been approved by the Indemnified Party prior to engagement, which approval shall not be unreasonably withheld or delayed; and provided further, that the Indemnified Party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

               9.4 Rights Without Prejudice. The rights of the parties under this Article IX are without prejudice to any other rights or remedies that they may have by reason of this Agreement or as otherwise provided by law.


                                    ARTICLE X

                             TERMINATION AND WAIVER

               10.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing Date:

               (a) By mutual consent of the Board of Directors of 5Star and Viral Genetics, Inc.;

               (b) By 5Star if any of the conditions set forth in Article VI hereof shall not have been fulfilled on or prior to, or shall become incapable of fulfillment, and shall not have been waived by the Closing Date;

               (c) By Viral Genetics, Inc. and Vendor if any of the conditions set forth in Article VII hereof shall not have been fulfilled, or shall have become incapable of fulfillment, and shall not have been waived by the Closing Date;

               (d) By either party if any legal action or proceeding shall have been instituted or threatened by any government agency seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated by this Agreement which makes it inadvisable, in the judgement of the terminating party to consummate same.

               In the event that this Agreement is terminated as described above, this Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the parties hereto except for any liability which may arise pursuant to Section 11.2

               10.2 Waiver. Any condition to the performance of Viral Genetics, Inc., Vendor or 5Star which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               11.1 Expenses. Each of the parties hereto shall bear his or its own expenses in connection herewith.

               11.2 Confidential Information. Each party agrees that each party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other parties all such documents (including the exhibits attached to this Agreement) then in such receiving party's possession without retaining copies thereof; provided, however, that each party's obligations under this Section 11.2 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or stockholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed. The parties agree that the remedy at law for any breach of this
Section 11.2 will be inadequate and a non-breaching party will be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited hereunder.

               11.3 Modification, Termination or Waiver. This Agreement may be amended, modified, superseded or terminated, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.

               11.4 Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by either party without the advance approval of both the form and substance of the same by the other party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

               11.5 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally, or if mailed, two days after the date of mailing, as follows:

If to 5Star to:

8717 16th Avenue West, Seattle, Washington, 98116
                    Att: Paul Hayward

                    with a copy to:

                    Charles Clayton, Attorny-at-Law, 606
                    Marquette, Minneapolis, Minnesota, 55402

and if to Viral Genetics, Inc. to:

905 Mission Street, South Pasadena, California, 91030
                    Att: Haig Keledjian

               The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

               11.6 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by any party without the express written consent of the other parties.

               11.7 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.

               11.8 Exhibits. All exhibits annexed hereto and the documents and instruments referred to herein or required to be delivered simultaneously herewith or at the Closing are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein or in any of such exhibits, documents, or instruments shall be deemed to refer to and include all such exhibits, documents and instruments.

               11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within that State, excluding the choice of law rules thereof.

               11.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

               11.11 Section Headings. The section headings contained in this Agreement are inserted for conveniences of reference only and shall not affect the meaning or interpretation of this Agreement.


               WITNESS the execution of this Agreement as of the date first above written.


5 STARLIVING ONLINE INC.


/s/ Paul Hayward                             /s/ [illegible]
----------------------------------           ----------------------------------
Paul Hayward, President                      Witness




VIRAL GENETICS, INC.


/s/ Haig Keledjian                           /s/ [illegible]
----------------------------------           ----------------------------------
Haig Keledjian, President                    Witness




VIRAL GENETICS INC. SHAREHOLDERS


/s/ Haig Keledjian                           /s/ [illegible]
----------------------------------           ----------------------------------
Haig Keledjian, Trustee                      Witness